REGIONS FUNDS



REGIONS FAMILY OF FUNDS



COMBINED PROSPECTUS



DATED JANUARY 31, 1998

REVISED JULY 31, 1998



------------------------------------------------------------------------------



FIRST PRIORITY FUNDS BECAME REGIONS FUNDS

EFFECTIVE MAY 15, 1998

Diversified Portfolios of the Regions Funds, an Open-End,

Management Investment Company

TABLE OF CONTENTS

--------------------------------------------------------------------------------

 SYNOPSIS                                                                2

------------------------------------------------------

 SUMMARY OF FUND EXPENSES                             4

------------------------------------------------------

 FINANCIAL HIGHLIGHTS                                        10

------------------------------------------------------

 OBJECTIVE OF EACH FUND                                     14

------------------------------------------------------

  Treasury Money Market Fund                                   14

  Limited Maturity Government Fund                         14

  Fixed Income Fund                                                       15

  Balanced Fund                                                               16

  Value Fund                                                              17

  Growth Fund                                                           18

------------------------------------------------------

PORTFOLIO INVESTMENTS AND STRATEGIES    19

------------------------------------------------------

  Debt Securities--Ratings and Investment

    Considerations                                                        19

  Asset-Backed Securities                                                19

  Stripped Bonds                                                         22

  U.S. Government Securities                                          22

  Bank Instruments                                                           23

  Equity Investment Considerations                              23

  Securities of Foreign Issuers                                         23

  Convertible Securities                                                   23

  Put and Call Options                                                     25

  Futures and Options on Futures                                  26

  Investing in Securities of Other

     Investment Companies                                               27

  Derivative Contracts and Securities                             27

  When-Issued and Delayed Delivery

     Transactions                                                         28

  Lending of Portfolio Securities                                     28

  Repurchase Agreements                                                28

  Temporary Investments                                                 29

  Borrowing Money                                                           29

  Diversification                                                        29

  Restricted and Illiquid Securities                                  29



------------------------------------------------------

REGIONS FUNDS INFORMATION                             30

------------------------------------------------------

Management of the Regions Funds                               30

Distribution of Fund Shares                                            33

Fund Administration                                                        34

BROKERAGE TRANSACTIONS                                    35

------------------------------------------------------

EXPENSES OF THE FUNDS                                           35

------------------------------------------------------

 NET ASSET VALUE                                                        35

------------------------------------------------------

 INVESTING IN THE FUNDS                                         36

------------------------------------------------------

Minimum Investment Required                                      36

What Shares Cost                                                     37

Conversion to Federal Funds                                           38

Systematic Investment Plan                                              39

Exchanging Securities for Fund Shares                           39

Confirmations and Account Statements                          39

Dividends and Capital Gains                                            39

------------------------------------------------------

EXCHANGE PRIVILEGE                                                  40

------------------------------------------------------

REDEEMING SHARES                                                      41

------------------------------------------------------

By Telephone                                                             41

By Mail                                                                  41

Systematic Withdrawal Plan                                              42

Accounts with Low Balances                                             42

------------------------------------------------------

SHAREHOLDER INFORMATION                                   42

------------------------------------------------------

Voting Rights                                                         42

------------------------------------------------------

EFFECT OF BANKING LAWS                                           43

------------------------------------------------------

 TAX INFORMATION                                                         43

------------------------------------------------------

 Federal Income Tax                                                     43

------------------------------------------------------

 PERFORMANCE INFORMATION                                  44

------------------------------------------------------

                           ADDRESSES Inside Back Cover

------------------------------------------------------

                                   PROSPECTUS



--------------------------------------------------------------------------------





                            REGIONS FAMILY OF FUNDS





--------------------------------------------------------------------------------





Regions Funds (the "Trust") (formerly, First Priority Funds), an open-end management investment company (a mutual fund), offers investors interests in the following six investment portfolios (collectively referred to as the "Funds" and individually as the "Fund"), each having a distinct investment objective and policies and each Fund offering two classes of shares, Trust Shares and

Investment Shares:





     - Regions Treasury Money Market Fund

     - Regions Limited Maturity Government Fund

     - Regions Fixed Income Fund

     - Regions Balanced Fund

     - Regions Value Fund

     - Regions Growth Fund





THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF

ANY REGIONS BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY REGIONS BANK,

AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE

FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN

THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF

PRINCIPAL.



TREASURY MONEY MARKET FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET

VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT THE FUND

WILL BE ABLE TO DO SO.



This Prospectus contains the information you should read and know before you invest in any of the Funds of the Trust. Keep this Prospectus for future reference.





Additional information about the Trust is contained in the Trust's Statement of

Additional Information dated January 31, 1998, revised July 31, 1998 ("SAI"),

which has also been filed with the Securities and Exchange Commission ("SEC").

The information contained in the SAI is incorporated by reference into this

Prospectus. You may request a copy of the SAI free of charge, obtain other information or make inquiries about any of these Funds be writing to the Trust or by calling 1-800-433-2829. To obtain other information or make inquiries about the Trust, contact the Trust at the address listed in the back of this

Prospectus. The SAI, material incorporated by reference into this document, and other information regarding the Trust, is maintained electronically with the SEC at Internet web site (http://www.sec.gov).





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES

AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE

COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1998

   Revised July 31, 1998

SYNOPSIS

--------------------------------------------------------------------------------





Regions Funds was established as a Massachusetts business trust under a

Declaration of Trust dated October 15, 1991. Effective May 15, 1998, the Trust changed its name from "First Priority Funds" to "Regions Funds".







The Declaration of Trust permits Regions Funds to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares of beneficial interest in any one portfolio may be offered in separate classes. As of the date of this Prospectus, the Board of

Trustees ("Trustees") has established two classes of shares for each Fund, known as Trust Shares and Investment Shares (individually and collectively as the context requires "Shares").





As of the date of this prospectus, shares are offered in the following six

Funds:





     - REGIONS TREASURY MONEY MARKET FUND ("TREASURY MONEY MARKET FUND")

  -seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a diversified portfolio limited to short-term U.S. Treasury obligations;



    - REGIONS LIMITED MATURITY GOVERNMENT FUND ("LIMITED MATURITY

       GOVERNMENT FUND")--seeks to provide current income by investing in a diversified portfolio consisting primarily of securities which are guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities;



    - REGIONS FIXED INCOME FUND ("FIXED INCOME FUND")--seeks to achieve current income with a secondary objective of capital appreciation by investing primarily in a broad range of high grade debt securities;



     - REGIONS BALANCED FUND ("BALANCED FUND")--seeks to provide total return through capital appreciation, dividends, and interest by investing primarily in a diversified portfolio of common and preferred stocks

       (including stocks issued by small-sized companies with a market capitalization of $1 billion or less), fixed-income senior securities,

       and convertible securities.



    - REGIONS VALUE FUND ("VALUE FUND")--seeks to provide income and growth of capital by investing primarily in a diversified portfolio of income-producing equity securities, including convertible securities; and



    - REGIONS GROWTH FUND ("GROWTH FUND")--seeks to provide growth of capital and income by investing principally in a diversified portfolio of common stocks of companies with market capitalization of at least $250 million.





Each Fund is designed for institutions and individuals as a convenient means of accumulating an interest in a professionally managed portfolio. Generally, a minimum initial investment of $1,000 is required for the Investment Shares of each of the Funds and a $25,000 minimum initial investment is required for Trust

Shares of each of the Funds. Regions Bank ("Adviser") is the investment adviser to the Funds.



Treasury Money Market Fund attempts to stabilize the value of its shares at

$1.00, and shares are sold and redeemed at that price. Trust Shares of the other

Funds are sold and redeemed at net asset value. Investment Shares of the other

Funds are sold at net asset value and redeemed at net asset value less an applicable contingent deferred sales charge (except as otherwise noted in this prospectus). Net asset value will fluctuate.



RISK FACTORS. Investors should be aware of the following general considerations.

The market value of fixed-income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to changes in prevailing interest rates. The market value of the equity securities in which some of the Funds invest will also fluctuate, and the possibility exists that the value of common stocks could decline over short or even extended periods of time. These risks, as well as a discussion of the risks associated with investment in small capitalization stocks, are discussed in the section entitled

"Equity Investment Considerations." Value Fund and Balanced Fund each may invest significantly in convertible securities that are rated below investment grade and thus may carry additional risks. The foreign securities in which several

Funds may invest may be subject to certain risks in addition to those inherent in domestic investments. One or more Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into futures contracts and related options as hedges. These risks and those associated with investing in mortgage-backed securities, when-issued securities,

options and variable rate securities are described under "Objective of Each

Fund" and "Portfolio Investments and Strategies," and the SAI.

SUMMARY OF FUND EXPENSES

--------------------------------------------------------------------------------

                        SHAREHOLDER TRANSACTION EXPENSES





                                                       TREASURY MONEY         LIMITED MATURITY

                                                        MARKET FUND           GOVERNMENT FUND

                                                   ----------------------  ----------------------


                                                     TRUST     INVESTMENT    TRUST     INVESTMENT

                                                     SHARES      SHARES      SHARES      SHARES

                                                   ----------  ----------  ----------  ----------

Maximum Sales Charge Imposed on Purchases (as a

  percentage of offering price)..................        None        None        None        None

Maximum Sales Charge Imposed on Reinvested

  Dividends (as a percentage of offering

  price).........................................        None        None        None        None

Contingent Deferred Sales Charge (as a percentage

  of original purchase price or redemption

  proceeds, as applicable)(1)....................        0.00%       0.00%       0.00%       3.00%

Redemption Fees (as a percentage of amount

  redeemed, if applicable).......................        None        None        None        None

Exchange Fee.....................................        None        None        None        None



                                 ANNUAL FUND OPERATING EXPENSES

                             (As a percentage of average net assets)

Management Fee (after waiver, if applicable).....        0.25%(2)    0.25%(2)    0.70%       0.70%

12b-1 Fees.......................................        None        0.40%       None        0.00%(3)

Other Expenses...................................        0.27%       0.27%       0.29%       0.54%

    Shareholder Servicing Fee (if applicable)....  None        None        None        0.25%

        Total Annual Fund Operating Expenses.....        0.52%(4)    0.92%(4)    0.99%       1.24%(4)






(1) The contingent deferred sales charge is 3.00% in the first year declining to

    1.00% in the third year and 0.00% thereafter. (See "What Shares Cost".)

    Shareholders who purchase Investment Shares of the Treasury Money Market

    Fund through exchange of Investment Shares of another Regions Fund, may be charged a contingent deferred sales charge by the Trust's distributor.





    No contingent deferred sales charge will be imposed on: (a) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per Share, (b) Shares acquired through reinvestment of dividends and capital gains, (c) Shares held for more than three years after the end of the calendar month of acquisition,

    (d) accounts following the death or disability of a shareholder, (e) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan, (f) shares purchased prior to June 1, 1997, or (g)

    involuntary redemptions by the Funds of shares in shareholder accounts that do not comply with the minimum balance requirements.



(2) The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50% for the

    Treasury Money Market Fund--Trust Shares and Investment Shares.



(3) The Limited Maturity Government Fund has no intention of paying or accruing

    12b-1 fees during the fiscal year ending November 30, 1998. If this Fund was paying or accruing 12b-1 fees, the Limited Maturity Government Fund would be able to pay up to 0.25% of its daily net assets for 12b-1 fees.



(4) The Total Annual Operating Expenses would have been 0.77% for the Treasury

    Money Market Fund--Trust Shares and 1.17% for the Treasury Money Market

    Fund--Investment Shares absent the voluntary waiver described in Note 2 above. The Total Annual Operating Expenses for the fiscal year ending

    November 30, 1998 are estimated to be 1.24% for the Limited Maturity

    Government Fund--Investment Shares.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING

THEVARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN THE FUNDS WILL

BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE

VARIOUS COSTS AND EXPENSES, SEE "REGIONS FUNDS INFORMATION", "INVESTING IN

THE FUNDS:, AND THE SAI.





    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT

OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF

THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.



EXAMPLE



You would pay the following expenses on a $1,000 investment assuming (1) 5%

annual return and (2) redemption at the end of each time period:





                                                               1 year    3 years    5 years    10 years

                                                              --------   --------   --------   ---------


  Treasury Money Market Fund--Trust Shares..................    $ 5        $17        $ 29       $ 65

  Treasury Money Market Fund--Investment Shares.............    $ 9        $29        $ 51       $113

  Limited Maturity Government Fund--Trust Shares............    $10        $32        $ 55       $121

  Limited Maturity Government Fund--Investment Shares.......    $44        $51        $ 68       $150




You would pay the following expenses on the same investment, assuming no redemptions:





                                                               1 year    3 years    5 years    10 years

                                                              --------   --------   --------   ---------


  Treasury Money Market Fund--Trust Shares..................    $ 5        $17        $ 29       $ 65

  Treasury Money Market Fund--Investment Shares.............    $ 9        $29        $ 51       $113

  Limited Maturity Government Fund--Trust Shares............    $10        $32        $ 55       $121

  Limited Maturity Government Fund--Investment Shares.......    $13        $39        $ 68       $150




    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST

OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE

SHOWN.

SUMMARY OF FUND EXPENSES

--------------------------------------------------------------------------------

                        SHAREHOLDER TRANSACTION EXPENSES





                                                        FIXED INCOME              BALANCED

                                                            FUND                    FUND

                                                   ----------------------  ----------------------


                                                     TRUST     INVESTMENT    TRUST     INVESTMENT

                                                     SHARES      SHARES      SHARES      SHARES

                                                   ----------  ----------  ----------  ----------

Maximum Sales Charge Imposed on Purchases (as a

  percentage of offering price)..................        None        None        None        None

Maximum Sales Charge Imposed on Reinvested

  Dividends (as a percentage of offering

  price).........................................        None        None        None        None

Contingent Deferred Sales Charge (as a percentage

  of original purchase price or redemption

  proceeds, as applicable)(1)....................        0.00%       3.00%       0.00%       3.00%

Redemption Fees (as a percentage of amount

  redeemed, if applicable).......................        None        None        None        None

Exchange Fee.....................................        None        None        None        None



                                 ANNUAL FUND OPERATING EXPENSES

                             (As a percentage of average net assets)

Management Fee (after waiver, if applicable).....        0.75%       0.75%       0.80%       0.80%

12b-1 Fees.......................................        None        0.00%(2)    None        0.00%(2)

Other Expenses...................................        0.22%       0.47%       0.31%       0.56%

    Shareholder Servicing Fee....................  None        0.25%       None        0.25%

        Total Annual Fund Operating Expenses.....        0.97%       1.22%(3)    1.11%       1.36%(3)






(1) The contingent deferred sales charge is 3.00% in the first year declining to

    1.00% in the third year and 0.00% thereafter. (See "What Shares Cost".)

    Shareholders who purchase Investment Shares of the Treasury Money Market

    Fund through exchange of Investment Shares of another Regions Fund, may be charged a contingent deferred sales charge by the Trust's distributor.





    No contingent deferred sales charge will be imposed on: (a) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per Share, (b) Shares acquired through reinvestment of dividends and capital gains, (c) Shares held for more than three years after the end of the calendar month of acquisition,

    (d) accounts following the death or disability of a shareholder (e) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan, (f) shares purchased prior to June 1, 1997, or (g)

    involuntary redemptions by the Funds of shares in shareholder accounts that do not comply with the minimum balance requirements.



(2) The Fixed Income Fund and Balanced Fund have no intention of paying or accruing 12b-1 fees during the fiscal year ending November 30, 1998. If these Funds were paying or accruing 12b-1 fees, the Fixed Income Fund and

    Balanced Fund would be able to pay up to 0.30% of its daily net assets for

    12b-1 fees.



(3) The Total Annual Operating Expenses for the fiscal year ending November 30,

    1998 are estimated to be 1.22% for the Fixed Income Fund--Investment Shares

    and 1.36% for the Balanced Fund--Investment Shares.





    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE

VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN THE FUNDS WILL BEAR,

EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE

VARIOUS COSTS AND EXPENSES, SEE "REGIONS FUNDS INFORMATION", "INVESTING IN

THE FUNDS", AND THE SAI.





    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT

OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF

THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE



You would pay the following expenses on a $1,000 investment assuming (1) 5%

annual return and (2) redemption at the end of each time period:





                                                               1 year    3 years    5 years    10 years

                                                              --------   --------   --------   ---------


  Fixed Income Fund--Trust Shares...........................    $10        $31        $54        $119

  Fixed Income Fund--Investment Shares......................    $44        $50        $67        $148

  Balanced Fund--Trust Shares...............................    $11        $35        $61        $135

  Balanced Fund--Investment Shares..........................    $45        $54        $74        $164




You would pay the following expenses on the same investment, assuming no redemptions:





                                                               1 year    3 years    5 years    10 years

                                                              --------   --------   --------   ---------


  Fixed Income Fund--Trust Shares...........................    $10        $31        $54        $119

  Fixed Income Fund--Investment Shares......................    $12        $39        $67        $148

  Balanced Fund--Trust Shares...............................    $11        $35        $61        $135

  Balanced Fund--Investment Shares..........................    $14        $43        $74        $164




    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST

OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE

SHOWN.

SUMMARY OF FUND EXPENSES

--------------------------------------------------------------------------------

                        SHAREHOLDER TRANSACTION EXPENSES





                                                           VALUE                   GROWTH

                                                            FUND                    FUND

                                                   ----------------------  ----------------------


                                                     TRUST     INVESTMENT    TRUST     INVESTMENT

                                                     SHARES      SHARES      SHARES      SHARES

                                                   ----------  ----------  ----------  ----------

Maximum Sales Charge Imposed on Purchases (as a

  percentage of offering price)..................        None        None        None        None

Maximum Sales Charge Imposed on Reinvested

  Dividends (as a percentage of offering

  price).........................................        None        None        None        None

Contingent Deferred Sales Charge (as a percentage

  of original purchase price or redemption

  proceeds, as applicable)(1)....................        0.00%       3.00%       0.00%       3.00%

Redemption Fees (as a percentage of amount

  redeemed, if applicable).......................        None        None        None        None

Exchange Fee.....................................        None        None        None        None



                                 ANNUAL FUND OPERATING EXPENSES

                             (As a percentage of average net assets)

Management Fee (after waiver, if applicable).....        0.80%       0.80%       0.80%       0.80%

12b-1 Fees.......................................        None        0.00%(2)    None        0.00%(2)

Other Expenses...................................        0.24%       0.49%       0.21%       0.46%

    Shareholder Servicing Fee....................  None        0.25%       None        0.25%

        Total Annual Fund Operating Expenses.....        1.04%       1.29%(3)    1.01%       1.26%(3)






(1) The contingent deferred sales charge is 3.00% in the first year declining to

    1.00% in the third year and 0.00% thereafter. (See "What Shares Cost".)

    Shareholders who purchase Investment Shares of the Treasury Money Market

    Fund through exchange of Investment Shares of another Regions Fund, may be charged a contingent deferred sales charge by the Trust's distributor.





    No contingent deferred sales charge will be imposed on: (a) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per Share, (b) Shares acquired through reinvestment of dividends and capital gains, (c) Shares held for more than three years after the end of the calendar month of acquisition,

    (d) accounts following the death or disability of a shareholder, (e) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan, (f) shares purchased prior to June 1, 1997, or (g)

    involuntary redemptions by the Funds of shares in shareholder accounts that do not comply with the minimum balance requirements.



(2) The Value Fund and Growth Fund have no intention of paying or accruing 12b-1 fees during the fiscal year ending November 30, 1998. If these Funds were paying or accruing 12b-1 fees, the Value Fund and Growth Fund would be able to pay up to 0.30% of its daily net assets for 12b-1 fees.



(3) The Total Annual Operating Expenses for the fiscal year ending November 30,

    1998 are estimated to be 1.29% for the Value Fund--Investment Shares and

    1.26% for the Growth Fund--Investment Shares.





    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE

VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN THE FUNDS WILL BEAR,

EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE

VARIOUS COSTS AND EXPENSES, SEE "REGIONS FUNDS INFORMATION", "INVESTING IN

THE FUNDS", AND THE SAI.





    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT

OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF

THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE



You would pay the following expenses on a $1,000 investment assuming (1) 5%

annual return and (2) redemption at the end of each time period:





                                                               1 year    3 years    5 years    10 years

                                                              --------   --------   --------   ---------


  Value Fund--Trust Shares..................................    $11        $33        $57        $127

  Value Fund--Investment Shares.............................    $44        $52        $71        $156

  Growth Fund--Trust Shares.................................    $10        $32        $56        $124

  Growth Fund--Investment Shares............................    $44        $51        $69        $152




You would pay the following expenses on the same investment, assuming no redemptions:





                                                               1 year    3 years    5 years    10 years

                                                              --------   --------   --------   ---------


  Value Fund--Trust Shares..................................    $11        $33        $57        $127

  Value Fund--Investment Shares.............................    $13        $41        $71        $156

  Growth Fund--Trust Shares.................................    $10        $32        $56        $124

  Growth Fund--Investment Shares............................    $13        $40        $69        $152




    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST

OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE

SHOWN.

REGIONS FUNDS





FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



The following table has been audited by Deloitte & Touche LLP, the Trust's independent auditors. Their report dated January 9, 1998, on the Trust's financial statements for the year ended November 30, 1997, is included in the

Combined Annual Report, which is incorporated by reference. This table should be read in conjunction with the Trust's Financial Statements and Notes thereto,

which may be obtained from the Trust.





                                                                                                    DISTRIBUTIONS    DISTRIBUTIONS

                         NET ASSET                 NET REALIZED                    DISTRIBUTIONS      FROM NET         IN EXCESS

                          VALUE,        NET       AND UNREALIZED     TOTAL FROM      FROM NET       REALIZED GAIN       OF NET

                         BEGINNING   INVESTMENT     GAIN/(LOSS)      INVESTMENT     INVESTMENT      ON INVESTMENT     INVESTMENT

YEAR ENDED NOVEMBER 30,  OF PERIOD     INCOME     ON INVESTMENTS     OPERATIONS       INCOME        TRANSACTIONS        INCOME

----------------------------------------------------------------------------------------------------------------------------------


TREASURY MONEY MARKET FUND--TRUST SHARES

1992(a)                   $ 1.00        0.02              --            0.02           (0.02)              --               --

1993                      $ 1.00        0.03              --            0.03           (0.03)              --               --

1994                      $ 1.00        0.04              --            0.04           (0.04)              --               --

1995                      $ 1.00        0.05              --            0.05           (0.05)              --               --

1996                      $ 1.00        0.05              --            0.05           (0.05)              --               --

1997                      $ 1.00        0.05              --            0.05           (0.05)              --               --

TREASURY MONEY MARKET FUND--INVESTMENT SHARES

1992(a)                   $ 1.00        0.01              --            0.01           (0.01)              --               --

1993                      $ 1.00        0.02              --            0.02           (0.02)              --               --

1994                      $ 1.00        0.03              --            0.03           (0.03)              --               --

1995                      $ 1.00        0.04              --            0.04           (0.04)              --               --

1996                      $ 1.00        0.04              --            0.04           (0.04)              --               --

1997                      $ 1.00        0.04              --            0.04           (0.04)              --               --

LIMITED MATURITY GOVERNMENT FUND

1994(b)                   $10.00        0.42           (0.40)           0.02           (0.42)              --               --

1995                      $ 9.60        0.51            0.44            0.95           (0.51)              --               --

1996                      $10.04        0.50           (0.08)           0.42           (0.50)              --               --

1997                      $ 9.96        0.49           (0.02)           0.47           (0.49)              --               --

FIXED INCOME FUND--TRUST SHARES

1992(c)                   $ 9.90        0.38            0.37            0.75           (0.38)              --               --

1993                      $10.27        0.51            0.50            1.01           (0.51)           (0.10)              --

1994                      $10.67        0.54           (1.01)          (0.47)          (0.53)           (0.20)           (0.01)(g)

1995(d)                   $ 9.46        0.09            0.11            0.20           (0.09)              --               --

FIXED INCOME FUND--INVESTMENT SHARES

1992(c)                   $ 9.90        0.37            0.37            0.74           (0.37)              --               --

1993                      $10.27        0.48            0.50            0.98           (0.48)           (0.10)              --

1994                      $10.67        0.51           (1.01)          (0.50)          (0.50)           (0.20)           (0.01)(g)

1995                      $ 9.46        0.52            0.90            1.42           (0.54)              --               --

1996                      $10.34        0.54            0.02            0.56           (0.54)              --               --

1997                      $10.36        0.58            0.02            0.60           (0.59)              --               --




(a) Reflects operations for the period from April 14, 1992 (date of initial public investment) to November 30, 1992.

(b) Reflects operations for the period from December 12, 1993 (date of initial public investment) to November 30, 1994.

(c) Reflects operations for the period from April 20, 1992 (date of initial public investment) to November 30, 1992.

(d) Reflects operations for the two month period ended January 31, 1995. Prior to February 1, 1995 the Fund offered two classes of shares: Investment

    Shares and Trust Shares. On February 1, 1995, all outstanding Trust Shares were converted to Investment Shares, and the Fund temporarily ceased offering Trust Shares. The Fund resumed offering Trust Shares as of January

    31, 1998.



Further information about the Trust's performance is contained in the Trust's

Combined Annual Report for the fiscal year ended November 30, 1997, which can be obtained free of charge.



                                                RATIOS TO AVERAGE NET ASSETS

                                          -----------------------------------------

                   NET ASSET                               NET           EXPENSE         NET ASSETS,      AVERAGE

TOTAL VALUE, END   TOTAL INVESTMENT WAIVER/ END OF PERIOD  COMMISSION PORTFOLIO

DISTRIBUTIONS  OF PERIOD RETURN(E) EXPENSES  INCOME  REIMBURSEMENT(H)   (000 OMITTED)    RATE PAID     TURNOVER

------------------------------------------------------------------------------------------------------------------------------


    (0.02)        $ 1.00         2.06%      0.29%(f)    3.20%(f)        0.53%(f)       $ 86,616          --            --

    (0.03)        $ 1.00         2.75%      0.38%       2.72%            0.46%          $ 88,510          --            --

    (0.04)        $ 1.00         3.59%      0.32%       3.49%            0.50%          $ 91,008          --            --

    (0.05)        $ 1.00         5.48%      0.33%       5.35%            0.50%          $109,368          --            --

    (0.05)        $ 1.00         4.83%      0.52%       4.71%            0.29%          $101,786          --            --

    (0.05)        $ 1.00         4.81%      0.52%       4.71%            0.25%          $166,035          --            --

    (0.01)        $ 1.00         1.83%      0.74%(f)    2.58%(f)         0.53%(f)       $ 23,578          --            --

    (0.02)        $ 1.00         2.34%      0.78%       2.33%            0.46%          $ 23,795          --            --

    (0.03)        $ 1.00         3.18%      0.72%       3.09%            0.50%          $ 16,571          --            --

    (0.04)        $ 1.00         5.06%      0.73%       4.98%            0.50%          $ 28,930          --            --

    (0.04)        $ 1.00         4.41%      0.92%       4.31%            0.29%          $ 40,619          --            --

    (0.04)        $ 1.00         4.39%      0.92%       4.31%            0.25%          $ 45,962          --            --

    (0.42)        $ 9.60         0.19%      0.38%(f)    4.45%(f)         0.70%(f)       $ 48,526          --             3%

    (0.51)        $10.04        10.12%      0.61%       5.26%            0.49%          $ 63,078          --            26%

    (0.50)        $ 9.96         4.37%      1.01%       5.09%            0.08%          $ 63,732          --            48%

    (0.49)        $ 9.94         4.81%      0.99%       4.91%              --           $ 79,621          --            40%

    (0.38)        $10.27         7.66%      0.77%(f)    6.02%(f)         0.29%(f)       $ 96,354          --            44%

    (0.61)        $10.67        10.14%      0.84%       4.80%            0.25%          $169,881          --            83%

    (0.74)        $ 9.46        (4.55%)     0.79%       5.44%            0.25%          $153,289          --            24%

    (0.09)        $ 9.57         2.11%      0.82%(f)    5.79%(f)         0.25%(f)             --          --            --

    (0.37)        $10.27         7.48%      1.07%(f)    5.33%(f)         0.29%(f)       $  5,457          --            44%

    (0.58)        $10.67         9.81%      1.14%       4.40%            0.25%          $ 12,519          --            83%

    (0.71)        $ 9.46        (4.83%)     1.09%       5.14%            0.25%          $  9,645          --            24%

    (0.54)        $10.34        15.37%      1.02%       5.25%              --           $160,286          --            45%

    (0.54)        $10.36         5.66%      1.02%       5.38%              --           $152,940          --            52%

    (0.59)        $10.37         5.99%      0.97%       5.73%              --           $184,064          --            37%




(e) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(f) Computed on an annualized basis.

(g) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

REGIONS FUNDS





FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



The following table has been audited by Deloitte & Touche LLP, the Trust's independent auditors. Their report dated January 9, 1998, on the Trust's financial statements for the year ended November 30, 1997, is included in the

Combined Annual Report, which is incorporated by reference. This table should be read in conjunction with the Trust's Financial Statements and Notes thereto,

which may be obtained from the Trust.





                                                                                                    DISTRIBUTIONS    DISTRIBUTIONS

                         NET ASSET                 NET REALIZED                    DISTRIBUTIONS      FROM NET         IN EXCESS

                          VALUE,        NET       AND UNREALIZED     TOTAL FROM      FROM NET       REALIZED GAIN       OF NET

                         BEGINNING   INVESTMENT     GAIN/(LOSS)      INVESTMENT     INVESTMENT      ON INVESTMENT     INVESTMENT

YEAR ENDED NOVEMBER 30,  OF PERIOD     INCOME     ON INVESTMENTS     OPERATIONS       INCOME        TRANSACTIONS        INCOME

----------------------------------------------------------------------------------------------------------------------------------


BALANCED FUND

1995(c)                   $10.00        0.44            1.38            1.82           (0.36)              --             --

1996                      $11.46        0.41            1.27            1.68           (0.42)           (0.21)            --

1997                      $12.51        0.36            1.60            1.96           (0.37)           (0.31)            --

VALUE FUND

1995(c)                   $10.00        0.40            1.98            2.38           (0.34)              --             --

1996                      $12.04        0.27            2.22            2.49           (0.29)           (0.35)            --

1997                      $13.89        0.22            2.94            3.16           (0.21)           (0.66)            --

GROWTH FUND--TRUST SHARES

1992(a)                   $ 9.86        0.14            0.77            0.91           (0.11)              --             --

1993                      $10.66        0.18           (0.03)           0.15           (0.18)           (0.12)            --

1994                      $10.51        0.25           (0.10)           0.15           (0.23)           (0.07)            --

1995(b)                   $10.36        0.08            0.02            0.10           (0.08)           (0.33)            --

GROWTH FUND--INVESTMENT SHARES

1992(a)                   $ 9.86        0.10            0.79            0.89           (0.09)              --             --

1993                      $10.66        0.16           (0.04)           0.12           (0.15)           (0.12)            --

1994                      $10.51        0.21           (0.09)           0.12           (0.20)           (0.07)            --

1995                      $10.36        0.18            2.10            2.28           (0.21)           (0.33)            --

1996                      $12.10        0.12            3.12            3.24           (0.15)           (0.55)            --

1997                      $14.64        0.07            3.01            3.08           (0.07)           (0.76)            --




(a) Reflects operations for the period from April 20, 1992 (date of initial public investment) to November 30, 1992.



(b) Reflects operations for the two month period ended January 31, 1995. Prior to February 1, 1995 the Fund offered two classes of shares: Investment

    Shares and Trust Shares. On February 1, 1995, all outstanding Trust Shares were converted to Investment Shares, and the Fund temporarily ceased offering Trust Shares. The Fund resumed offering Trust Shares as of January

    31, 1998.



(c) Reflects operations for the period from December 19, 1994 (date of initial public investment) to November 30, 1995.



Further information about the Trust's performance is contained in the Trust's

Combined Annual Report for the fiscal year ended November 30, 1997, which can be obtained free of charge.



                                                 RATIOS TO AVERAGE NET ASSETS

                                          ------------------------------------------

                 NET ASSET                               NET            EXPENSE        NET ASSETS, END      AVERAGE

    TOTAL       VALUE, END      TOTAL                INVESTMENT         WAIVER/           OF PERIOD       COMMISSION     PORTFOLIO

DISTRIBUTIONS    OF PERIOD    RETURN(D)   EXPENSES     INCOME      REIMBURSEMENT(F)     (000 OMITTED)    RATE PAID (G)    TURNOVER

-----------------------------------------------------------------------------------------------------------------------------------


    (0.36)        $11.46        18.50%      0.61%(e)     4.34%(e)         0.56%(e)         $ 51,197             --           49%

    (0.63)        $12.51        15.35%      1.13%        3.60%            0.09%            $ 59,321         0.0701           41%

    (0.68)        $13.79        16.34%      1.11%        2.73%              --             $ 83,073           0.09           34%

    (0.34)        $12.04        24.14%      0.69%(e)     3.93%(e)         0.55%(e)         $ 45,424             --           76%

    (0.64)        $13.89        21.72%      1.11%        2.29%            0.06%            $ 83,572         0.0532           58%

    (0.87)        $16.18        24.08%      1.04%        1.50%              --             $152,531           0.09           31%

    (0.11)        $10.66         9.28%      0.76%(e)     2.28%(e)         0.35%(e)         $102,822             --           30%

    (0.30)        $10.51         1.43%      0.84%        1.85%            0.30%            $154,185             --           74%

    (0.30)        $10.36         1.42%      0.79%        2.32%            0.30%            $143,876             --           66%

    (0.41)        $10.05         1.00%      0.83%(e)     2.76%(e)         0.30%(e)               --             --           --

    (0.09)        $10.66         9.14%      1.07%(e)     1.85%(e)         0.35%(e)         $  3,132             --           30%

    (0.27)        $10.51         1.13%      1.14%        1.59%            0.30%            $  7,004             --           74%

    (0.27)        $10.36         1.11%      1.09%        2.02%            0.30%            $  6,131             --           66%

    (0.54)        $12.10        23.01%      1.03%        1.61%            0.05%            $154,297             --          110%

    (0.70)        $14.64        28.22%      1.05%        0.98%            0.01%            $175,521         0.0713           56%

    (0.83)        $16.89        22.37%      1.01%        0.45%              --             $275,006           0.09           40%




(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(e) Computed on an annualized basis.



(f) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(g) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1,

    1995.

OBJECTIVE OF EACH FUND

--------------------------------------------------------------------------------



The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without the approval of holders of a majority of that Fund's shares. While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus, and, in the case of Treasury

Money Market Fund, by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds.



Unless indicated otherwise, the investment policies of a Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.



Additional information about acceptable investments, investment limitations,

strategies that one or more Funds may employ, and certain investment policies mentioned below appears in the "Portfolio Investments and Strategies" section of this prospectus and in the SAI.



TREASURY MONEY MARKET FUND



INVESTMENT OBJECTIVE AND POLICIES. The investment objective of Treasury Money

Market Fund is to provide current income consistent with stability of principal and liquidity. The Fund attempts to achieve its investment objective by investing primarily in a portfolio of short-term U.S. Treasury obligations which are issued by the U.S. government and are fully guaranteed as to payment of principal and interest by the United States.



ACCEPTABLE INVESTMENTS. The Fund invests primarily in U.S. Treasury obligations maturing in thirteen months or less. The average maturity of the U.S. Treasury obligations in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.



The Fund will primarily limit its investments to U.S. Treasury obligations, the interest on which is exempt from personal income tax in the various states if owned directly. The Fund may also invest in securities of other investment companies and engage in when-issued and delayed delivery transactions. See

"Portfolio Investments and Strategies."



LIMITED MATURITY GOVERNMENT FUND



INVESTMENT OBJECTIVE AND POLICIES. The investment objective of Limited Maturity

Government Fund is to achieve current income. The Fund pursues its investment objective by investing primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. government securities. The

Fund may also invest in other types of securities, as noted below. As stated in the Fund's name, the Fund has a policy of limiting its dollar-weighted average portfolio maturity. Specifically, the Fund intends to maintain a dollar-weighted average portfolio maturity between one and one-half and three years, although the Fund may purchase individual securities with longer maturities.



The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions. However, due to the limitation on the

Fund's average maturity, this fluctuation should be more moderate than that of a mutual fund with a longer average portfolio maturity. The Adviser will attempt to minimize principal fluctuation through,

among other things, diversification, careful credit analysis and security selection, and adjustments of the Fund's average portfolio maturity.



ACCEPTABLE INVESTMENTS. In addition to U.S. government securities, the permitted investments include, but are not limited to the following: corporate debt obligations, municipal debt obligations, asset-backed securities,

mortgage-backed securities (including ARMS, CMOs, and REMICs) and bank instruments, all of which are described below under "Portfolio Investments and

Strategies."



In addition, the Fund may engage in when-issued and delayed delivery transactions, and invest in repurchase agreements, restricted and illiquid securities, securities of other investment companies, securities of foreign issuers, and may lend portfolio securities on a short-term or long-term basis.

See "Portfolio Investments and Strategies."



FIXED INCOME FUND



INVESTMENT OBJECTIVE AND POLICIES. The investment objective of Fixed Income Fund is to achieve current income with a secondary objective of capital appreciation by investing in a broad range of high grade debt securities. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in fixed-rate bonds and debentures. The Fund intends to maintain a dollar-weighted average portfolio maturity of between three and twelve years under normal market conditions.



ACCEPTABLE INVESTMENTS. The Fund will only invest its assets in securities which are rated at the time of purchase "A" or higher by Moody's Investors Service,

Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors

Service, Inc. ("Fitch"), or which, if unrated, are deemed to be of comparable quality by the Fund's Adviser.



The Fund's debt securities may include fixed rate, adjustable rate or stripped bonds, debentures, notes, U.S. government securities, asset-backed (including various mortgage-related) securities, debt securities convertible into, or exchangeable for, preferred or common stock and municipal debt obligations.



The Fund may also invest in preferred stock and units, which are debt securities with stock or warrants to buy stock attached. In addition, the Fund may write covered call options and put options and may purchase call and put options. The

Fund will not invest in securities judged to be speculative or of poor quality,

but may invest in high grade securities as described herein.



The permitted investments include, but are not limited to:



     - domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at the time of purchase in one of the three highest categories by a nationally recognized statistical rating organization (a "NRSRO") (rated Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P or Fitch) or which, if unrated, are of comparable quality in the judgment of the Adviser;



     - asset-backed securities, rated in one of the three highest categories by a NRSRO, or which are of comparable quality in the judgment of the

       Adviser;



     - notes, bonds, and discount notes of the U.S. government or its agencies or instrumentalities;

     - commercial paper which matures in 270 days or less that has received high quality ratings by at least two NRSROs. Such ratings would include:

       Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch;

       and bank instruments.



In addition, the Fund may engage in when-issued and delayed delivery transactions, purchase put options on its portfolio securities as a hedge to attempt to protect those securities against decreases in value, write covered call options and put options on all or any portion of its portfolio to generate income, write call options and purchase put options on futures, invest in financial futures, restricted and illiquid securities, repurchase agreements,

securities of other investment companies, and may lend portfolio securities on a short-term or long-term basis. See "Portfolio Investments and Strategies."



BALANCED FUND



INVESTMENT OBJECTIVE AND POLICIES. The investment objective of Balanced Fund is to provide total return through capital appreciation, dividends, and interest.

The Fund pursues its investment objective by investing primarily in a professionally managed and diversified portfolio of common stocks, preferred stocks, fixed-income senior securities, convertible securities, and other investments as more fully described below. Under normal market conditions, the

Fund will maintain at least 25% of its assets in fixed-income senior securities and at least 25% of its assets in common stocks. The remaining 50% may be invested in American Depositary Receipts ("ADRs"), debt securities, common stocks (including stocks issued by small-sized companies with a market capitalization of $1 billion or less ("small-cap stocks")), warrants, or other investments as described below under "Acceptable Investments" as determined by the Adviser based on the Adviser's assessment of the economy and the markets.

The Adviser may shift between types of investments to attempt to maximize returns or reduce risk to the Fund. The Fund reserves the right to invest up to

25% of its total assets in ADRs and 25% of its total assets in small-cap stocks.



ACCEPTABLE INVESTMENTS. The Fund's acceptable investments are as follows:



     COMMON AND PREFERRED STOCKS. The Fund will invest in common and preferred stocks of companies selected by the Adviser on the basis of traditional research techniques and technical factors, including assessment of earnings, dividend yield and dividend growth prospects and of the risk and volatility of the company's industry. Other factors, such as product position or market share, will also be considered by the Adviser.



     DEBT SECURITIES. The Fund will only invest in debt securities which are rated "A" or better, at the time of purchase, by Moody's, S&P, or Fitch, or which, if unrated, are deemed to be of comparable quality by the Adviser.



     The Fund's debt securities may include fixed rate or adjustable rate bonds,

     debentures, notes, U.S. government securities, municipal debt obligations and asset-backed (including various mortgage-related) securities. The Fund may also invest in preferred stocks and units, which are debt securities with stock or warrants to buy stock attached.



The permitted investments include, but are not limited to:



     - domestic issuers of corporate debt obligations having floating or fixed rates of interest;

     - American Depositary Receipts ("ADRs"), which are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The Fund may invest up to

       25% of its total assets in ADRs;



     - asset-backed (including various mortgage-related) securities rated "A" or better by an NRSRO;



     - notes, bonds, and discount notes of the U.S. government or its agencies or instrumentalities;



     - commercial paper which matures in 270 days or less that has received high-quality ratings by at least two NRSROs (i.e., Prime-1 or Prime-2 by

       Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch);



     - bank instruments; and



     - stripped bonds.



The Fund may lend portfolio securities and engage in when-issued and delayed delivery transactions. In addition, the Fund may invest in securities of other investment companies, put and call options, financial futures and options on futures, securities of foreign issuers, and repurchase agreements. See

"Portfolio Investments and Strategies."



VALUE FUND



INVESTMENT OBJECTIVE AND POLICIES. The investment objective of Value Fund is to provide income and growth of capital. The Fund pursues its investment objective by investing primarily in a professionally managed, diversified portfolio of income-producing equity securities. Equity securities include common stocks,

preferred stocks, warrants, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Adviser's assessment of market and economic conditions and outlook, but income-producing equity securities will, under normal market conditions, comprise at least 65% of the Fund's assets.



ACCEPTABLE INVESTMENTS. The Fund's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations.



     COMMON AND PREFERRED STOCKS. Value Fund invests in common and preferred stocks in those sectors of the economy that the Adviser has identified as showing the best potential for investment given the current phase of the business cycle and the expected behavior of the economy. In selecting investments for the Fund, sector weighting takes precedence over individual security selection, and current and predicted valuation levels take precedence over earnings growth prospects. Research is done to identify those sectors of the economy which will likely underperform or outperform based on the current and expected behavior of the economy and valuation levels for industry groups or sectors. Companies selected are expected to have an increase in earnings or some other event to cause expected value to be realized. Stocks selected for investment will tend to have financial ratios (such as price-to-earnings and price-to-book values) below the broad market. Dividend yields will generally be high relative to the broader market. Common and preferred stocks at the time of purchase will be expected to pay income (dividends)
     and the issuing companies will have a market capitalization of at least

     $250 million, with the exception of common stocks acquired through the conversion of a convertible security, to which no market capitalization threshold is applied.



     As a general matter, the Adviser will look to invest in companies that exhibit some or all of the following factors: operate in understandable businesses; have recurring revenue streams (due to established customer bases); dominate or enjoy significant market share in their industry; have some ability to control the prices of their goods or services; have cash flow available for distribution to shareholders or to reduce corporate debt; have rising or stable operating margins; have good management; are expected to benefit from increased earnings; and enjoy growth in sales.

     When stocks are purchased, the Adviser will consider future expected value.

     As holdings approach these values they will be re-evaluated and sold unless there is justification to change the valuation level. The Adviser also considers these factors when making investment decisions for the Growth

     Fund, which is described below.



The Fund may also lend portfolio securities and engage in when-issued and delayed delivery transactions. In addition, the Fund may invest in zero coupon convertible securities, corporate debt securities, financial futures and options on futures, temporary investments, put and call options (including market index options and writing straddles), securities of other investment companies,

securities of foreign issuers, U.S. government securities, and repurchase agreements. See "Portfolio Investments and Strategies."



GROWTH FUND



INVESTMENT OBJECTIVE AND POLICIES. The investment objective of Growth Fund is to provide growth of capital and income. The Fund pursues its investment objective by investing principally in a professionally managed and diversified portfolio of common stock of companies with market capitalization of at least $250 million. Under normal market conditions, the Fund intends to invest at least 65%

of its assets in equity securities. As a general matter, the Fund expects these investments to generate income.



ACCEPTABLE INVESTMENTS. The Fund's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations.



     COMMON STOCKS. Growth Fund invests in stocks in those sectors of the economy where it is expected that growth in earnings will cause the stocks to perform favorably. Research is done to identify those sectors that will exhibit favorable earnings growth given the current phase and expected behavior of the economy and business cycle. Future growth prospects take precedence over current valuation levels in the stock selection process,

     with an emphasis on sector weightings rather than individual stock selection. Stocks selected for investment will tend to have relatively large market capitalizations and exhibit financial ratios (including price-to-earnings, price-to-book values, return on assets values, and growth in earnings) greater than those of the general U.S. equity market,

     although their actual dividend yields may be below those of the broader market. Dividend yield will be used as a selection criteria for stocks held in the Growth Fund. As a general matter, the Adviser will look to invest in companies that exhibit the same factors discussed above with respect to

     Value Fund.

OTHER CORPORATE SECURITIES. The Fund may invest in preferred stocks, convertible securities, notes rated "A" or better by Moody's, S&P, or Fitch, and warrants of these companies.



The Fund may also lend portfolio securities and engage in when-issued and delayed delivery transactions. The Fund may purchase put options on its portfolio securities as a hedge to attempt to protect those securities against decreases in value. The Fund may also write covered call options on all or any portion of its portfolio to generate income. In addition, the Fund may also invest in U.S. government securities, financial futures and options on futures,

temporary investments, securities of other investment companies, securities of foreign issuers, and repurchase agreements. See "Portfolio Investments and

Strategies."



PORTFOLIO INVESTMENTS AND STRATEGIES

--------------------------------------------------------------------------------



DEBT SECURITIES--RATINGS AND INVESTMENT CONSIDERATIONS



Unless noted otherwise, the Funds will only invest in debt securities which are rated "A" or better, at the time of purchase, by a NRSRO (i.e., Moody's, S&P, or

Fitch), or which, if unrated, are deemed to be of comparable quality by the

Adviser. If a debt security's rating falls below "A" after a Fund has purchased it, the Fund is not required to drop the debt security from its portfolio, but will consider appropriate action. Debt securities may include fixed rate or adjustable rate bonds, debentures, and notes of U.S. or foreign corporations;

U.S. government securities; and asset-backed (including various mortgage-related) securities. The prices of fixed-income securities fluctuate inversely to the direction of interest rates.



When the Adviser selects debt securities for a Fund, it will consider the ratings of a NRSRO assigned to various debt securities. In making its investment decisions, the Adviser will also consider many factors other than current yield,

including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. The Adviser will adjust investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Funds may sell one security and purchase another security of comparable quality and maturity to take advantage of what the Adviser believes to be short-term differentials in market values or yield disparities.



ASSET-BACKED SECURITIES



Asset-backed securities are created by the grouping of certain governmental,

government-related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. These securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Asset-backed securities, however, provide periodic payments which generally consist of both interest and principal payments. The estimated life of an asset-backed security and the average maturity of a portfolio including such assets vary with the prepayment experience with respect to the underlying debt instruments. The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities.

The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to such securities.



     NON-MORTGAGE RELATED ASSET-BACKED SECURITIES. Non-mortgage related asset-backed securities include, but are not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to CMOs and mortgage pass-through securities, which are described below.



     MORTGAGE-RELATE ASSET-BACKED SECURITIES. A number of the Funds may also invest in various mortgage-related asset-backed securities. These types of investments may include ARMS, CMOs, REMICs, or other securities collateralized by or representing an interest in real estate mortgages

     (collectively, "mortgage securities"). The mortgage securities may have interest rates which reset at least annually and generally will be issued or guaranteed by government agencies.



     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). Arms are pass-through mortgage securities with adjustable rather than fixed interest rates. The

     ARMS in which a Fund may invest are issued by the Government National

     Mortgage Association ("GNMA"), the Federal National Mortgage Association

     ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are

     actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or

     Veterans Administration, while those collateralized ARMS issued by FHLMC or

     FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.



     Unlike conventional bonds, ARMS pay back principal over the life of the

     ARMS rather than at maturity. Thus, a holder of the ARMS, such as a Fund,

     would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.



     Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.



     While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would
     increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.



     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are a form of asset-backed security issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies,

     investment bankers, or companies related to the construction industry.



     The Funds will invest only in CMOs which are rated "AAA" by an NRSRO and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities;

     or (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of any agency or instrumentality of the U.S. government.



     REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") . REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code.

     Issuers of REMICs may take several forms, such as trusts, partnerships,

     corporations, associations, or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interest in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.



     CONSIDERATIONS FOR MORTGAGE-BACKED AND ASSET-BACKED

     SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time a Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks").

     Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium.

     Prepayment risks on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.



     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations
     permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities.

     Further, if a vehicle is registered in one state, and is then reregistered because the owner and obligor moves to another state, such could defeat the original security interest in the vehicle in certain cases. In addition,

     because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.



STRIPPED BONDS



Fixed Income Fund and Balanced Fund may purchase debt obligations that have been stripped of their unmatured interest coupons by the holder and the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments.

Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.



U.S. GOVERNMENT SECURITIES



The U.S. government securities in which the Funds invest (except for the

Treasury Money Market Fund, which invests primarily in direct obligations of the

U.S. Treasury) are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include, but are not limited to:



     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills,

       notes and bonds;



     - notes, bonds, and discount notes issued or guaranteed by the U.S.

       government agencies and instrumentalities, supported by the full faith and credit of the United States;



     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and



     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.



Some obligations issued or guaranteed by agencies or instrumentalities of the

U.S. government are backed by the full faith and credit of the U.S. Treasury.

Others for which no assurances can be given that the U.S. government will provide financial support to the agencies or instrumentalities, since it is not obligated to do so, are supported by:



     - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;



     - the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or



     - the credit of the agency or instrumentality issuing the obligation.

BANK INSTRUMENTS



The bank instruments in which the Funds may invest include, but are not limited to: time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF")

or the Savings Association Insurance Fund, both of which are administered by the

Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit and other time deposits issued by foreign branches of FDIC insured banks, and banker's acceptances.



EQUITY INVESTMENT CONSIDERATIONS



Growth Fund, Value Fund, and Balanced Fund, as with other mutual funds that invest in equity securities, are subject to market risks. Since equity markets tend to be cyclical, the possibility exists that common stocks could decline over short or even extended periods of time. There are some additional risk factors associated with investments in these Funds because these Funds may invest in small-to-medium capitalization stocks. In particular, although their potential for growth may be greater, stocks in the small-to-medium capitalization sector of the United States equity market tend to be slightly more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Index ("S&P 500"). This is because,

among other things, small-to-medium-sized companies have less certain growth prospects than larger companies, have a lower degree of liquidity in the equity market, and tend to have a greater sensitivity to changing market conditions.

Further, in addition to exhibiting slightly higher volatility, the stocks of small-to-medium-sized companies may, to some degree, fluctuate independently of the stocks of larger companies. That is, the stocks of small-to-medium-sized companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that these Funds will be slightly more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. While Growth Fund and Value Fund may invest in stocks of small-to-medium-sized companies, the Funds' portfolio managers have no present intention of emphasizing investment in such stocks. As noted above, the

Balanced Fund may invest up to 25% of its total assets in small-cap stocks.



SECURITIES OF FOREIGN ISSUERS



Growth Fund, Value Fund, and Balanced Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs. These Funds, along with

Limited Maturity Government Fund and Fixed Income Fund, may also invest in debt securities of foreign issuers. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, a Fund will not invest in the securities of a foreign issuer if any such risk appears to the Adviser to be substantial.



CONVERTIBLE SECURITIES



Convertible securities (which may be purchased only by Fixed Income Fund, Growth

Fund, Value Fund, and Balanced Fund) are securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds, or debentures or warrants or some combination of the features of several of these securities. A Fund will
generally purchase only those convertible securities that were part of an issue that had a market value of $50,000,000 at the time of issue. Convertible securities are not held to a specific quality standard as other debt securities purchased by a Fund except as mentioned below, but the Adviser will assess the quality of the convertible security before purchase. Most convertible securities pay income at a fixed rate in the form of interest or dividends. Some convertible securities pay income at a rate which changes over time and some convertibles do not pay current income. (See "Zero Coupon Convertible

Securities" below.)



The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment purposes.

Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality.



A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the

Adviser's opinion, the investment characteristics of the underlying common stock will assist a Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and market outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and an assessment of the quality of the security.



Value Fund and Balanced Fund may each invest up to 25% of the value of its total assets in convertible securities rated below investment grade. These Funds will not invest in convertible securities rated below "B" by S&P or Moody's at the time of investment or, if unrated, of comparable quality. Securities rated "B"

by S&P or Moody's either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. If a convertible security rating falls below "B" after a Fund has purchased it, the Fund is not required to drop the convertible security from its portfolio, but will consider appropriate action. Obligations that are not determined to be investment grade are typically subject to greater market fluctuations and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade securities, the value of lower-rated securities tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated securities may be more difficult to dispose of or to value than investment grade securities.

     ZERO COUPON CONVERTIBLE SECURITIES. Zero coupon convertible securities are securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.

     Rather, income earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.



     Federal income tax law requires the holders of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.



PUT AND CALL OPTIONS



Fixed Income Fund, Growth Fund, Value Fund, and Balanced Fund may write (i.e.,

sell) covered call and put options on all or any portion of their portfolios to generate income. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. These Funds may also write straddles

(combinations of covered puts and calls on the same underlying security).



The Funds may only write "covered" options. This means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of any additional consideration). A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option. The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return that would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.



The Funds may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.



The Funds will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Funds are qualified for offer and sale. A Fund will write put options only on securities which the

Fund wishes to have in its portfolio and where the Fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option. The Funds may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Funds purchase and write options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Adviser.



Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.



The Funds may purchase put options and write call options using market index options such as the S&P 500 for the purpose of hedging to attempt to protect the value of the Fund or to generate income.



FUTURES AND OPTIONS ON FUTURES



Each Fund (except Treasury Money Market Fund and Limited Maturity Government

Fund) may purchase and sell futures contracts to hedge all or a portion of its portfolio against changes in stock prices, interest rates, and market conditions. The Funds will not engage in futures transactions for speculative purposes. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.



Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.



The Funds may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.



Value Fund and Balanced Fund may also write put options and purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. These Funds will use these transactions to attempt to protect their ability to purchase portfolio securities in the future at price levels existing at the time they enter into the transactions. When these Funds write a put option on a
futures contract, they are undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, these Funds are entitled

(but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.



A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5%

of the market value of the Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits),

will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.



     RISKS. When a Fund uses futures and options on futures as hedging devices,

     there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, a Fund may lose money on the futures contract or option.



It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options depends on this secondary market.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



The Funds may invest in securities of other investment companies, but a Fund will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general, unless permitted to do so by order of the SEC. The Funds will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments.

It should be noted that investment companies incur certain expenses such as advisory, custodian and transfer agency fees and, therefore, any investment by the Funds in shares of another investment company would be subject to such expenses.



DERIVATIVE CONTRACTS AND SECURITIES



The term "derivative" has traditionally been applied to certain contracts

(including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives". The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.



Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Funds will only use derivative contracts for the purpose disclosed in the applicable sections above. To the extent that the Funds invest in securities that could be characterized as derivatives, such as futures, asset-backed securities, and mortgage-backed securities, including CMOs, they will only do so in a manner consistent with their investment objectives, policies and limitations.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS



The Funds may purchase securities on a when-issued or delayed delivery basis.

These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. In when-issued and delayed delivery transactions, the Funds rely on the seller to complete the transaction.

The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Funds may pay more/less than the market value of the securities on the settlement date.



The Funds may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.



LENDING OF PORTFOLIO SECURITIES



In order to generate income, each of the Funds (except Treasury Money Market

Fund) may lend portfolio securities on a short-term or long-term basis, (limited with respect to Limited Maturity Government Fund, Fixed Income Fund, and Growth

Fund to one-third of the value of its respective total assets) to broker/dealers, banks, or other institutional borrowers of securities. This policy cannot be changed without the approval of holders of a majority of a

Fund's Shares. The Funds will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. There is the risk that when lending portfolio securities, the securities may not be available to a

Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.



REPURCHASE AGREEMENTS



Each Fund (except Treasury Money Market Fund) may invest in repurchase agreements. Repurchase agreements are arrangements in which banks,

broker/dealers and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities.

TEMPORARY INVESTMENTS



With respect to Value Fund, for temporary defensive purposes (up to 100% of its total assets) and to maintain liquidity (up to 35% of its total assets), and,

with respect to Growth Fund, for temporary defensive purposes in such proportions as, in the judgment of the Adviser, prevailing market conditions warrant, Growth Fund and Value Fund may invest in cash and cash items,

including:



     - short-term money market instruments;



     - securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities; and



     - repurchase agreements.



BORROWING MONEY



The Funds will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets. (Treasury Money Market Fund, Limited

Maturity Government Fund and Growth Fund will not borrow through the use of reverse repurchase agreements.) The Funds cannot pledge securities except to secure permitted borrowings. In this regard, Treasury Money Market Fund, Fixed

Income Fund, and Growth Fund are limited to pledging up to 10% (15% with respect to Limited Maturity Government Fund) of the value of their respective total assets to secure such borrowings. These policies cannot be changed without the approval of holders of a majority of a Fund's Shares.



DIVERSIFICATION



Each Fund will not, with respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer other than cash, cash items, or securities issued or guaranteed by the government of the United States, its agencies or instrumentalities, and repurchase agreements collateralized by such securities. In addition, each Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. These policies cannot be changed without the approval of holders of a majority of a Fund's shares.



RESTRICTED AND ILLIQUID SECURITIES



Each Fund (except Treasury Money Market Fund) may invest up to 10% of their total assets in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. This restriction is not applicable to commercial paper issued under Section

4(2) of the Securities Act of 1933.



Each of the Funds (except Treasury Money Market Fund and Growth Fund) will limit investments in illiquid securities including, as applicable, certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options to 15% of their respective net assets. Treasury Money Market Fund and Growth Fund will limit investments in illiquid obligations to 10% of their respective net assets.

Each of the Funds (except Treasury Money Market Fund) may invest in commercial paper issued in reliance on the exemption from registration afforded by Section

4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution.

Any resale by the purchaser must be in an exempt transaction. Section 4(2)

commercial paper is normally resold to other institutional investors like the

Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.





REGIONS FUNDS INFORMATION



--------------------------------------------------------------------------------





MANAGEMENT OF THE REGIONS FUNDS





BOARD OF TRUSTEES. The Board of Trustees is responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.





INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust,

investment decisions for the Funds are made by the Capital Management Group, a unit of the Trust Division of Regions Bank, as the Funds' Adviser, subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of each Fund.





     ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to a Fund's average daily net assets as follows: Treasury Money Market

     Fund--0.50%; Limited Maturity Government Fund--0.70%; Fixed Income

     Fund--0.75%; Growth Fund, Value Fund and Balanced Fund--0.80%. The fees for

     Fixed Income Fund, Growth Fund, Value Fund and Balanced Fund, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by many mutual funds with similar investment objectives and policies. The Adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund. The Adviser can terminate such waivers or reimbursement policy at any time at its sole discretion.





     ADVISER'S BACKGROUND. The Adviser is a wholly-owned subsidiary of Regions

     Financial Corp., a bank holding company organized during 1971 under the laws of the State of Delaware, and is a member of the Regions Bank organization. Operating out of more than 493 offices, Regions Bank, and its affiliates, provide a wide range of banking and fiduciary services. As of

     December 31, 1997, Regions Financial Corp. was one of the 100 largest bank holding companies in the United States with total assets of approximately

     $23 billion.







     Regions Financial Corp. is one of only nine banking companies in the nation to be named to Keefe, Bruyette & Woods, Inc.'s 1996 Bank Honor Roll, which recognizes companies that continually report annual increases in their earnings per share. Also, Thomson BankWatch has given Regions Financial

     Corporation its highest rating of "A", a distinction earned by less than 1%

     of U.S. financial institutions. In addition, Veribanc, Inc. has designated

     Regions Bank as a Blue Ribbon Bank. The Blue Ribbon rating symbol symbolizes excellence in asset quality, capital strength, liquidity, and profitability, as well as other key financial thresholds. No

     Blue Ribbon Bank has ever failed. Regions Financial Corp.'s common stock is currently included among those in the Dow Jones Equity Market Index as well as Standard & Poor's Midcap Index.





     As fiduciary, Regions Bank managed $3.9 billion in discretionary assets as of December 31, 1997. It manages six common trust funds and collective investment funds having a market value in excess of $80 million as of

     December 31, 1997. Regions Bank has been Adviser to each of the Regions

     Funds since their inception. The Funds had a market value of approximately

     $1 billion as of December 31, 1997.





     As part of their regular banking operations, Regions Bank and its affiliates may grant loans to public companies. Thus, it may be possible,

     from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Regions Bank or its affiliates. The lending relationship will not be a factor in the selection of securities.



    J. Kenneth Alderman, CFA, Birthdate: July 10, 1952



     Senior Vice President and Director, Capital Management Group







     Director of the Capital Management Group; responsible for the comprehensive investment policy of the group and the Regions Family of Mutual Funds.

     Experience: 15 years investment experience, including ten years of investment experience with the Trust Division of Regions Bank; two years commercial bank experience. Education: B.S., Accounting, Auburn University,

     1973; M.B.A., Florida State University, 1976; Certified Public Accountant,

     1975; National Graduate Trust School, 1985; Chartered Financial Analyst,

     1989. Affiliations: Member, Institute of Chartered Financial Analysts,

     Association for Investment Management and Research, and American Institute

     of Certified Public Accountants.





    Mary Lynn Bronner, CFA, Birthdate: May 9, 1955



     Vice President and Portfolio Manager

     Fixed Income Strategist



     Responsible for the day-to-day management of Regions Fixed Income Fund

     (July, 1997) and co-manager of the Regions Balanced Fund. Ms. Bronner served as portfolio manager for Regions Limited Maturity Government Fund from January, 1997 until taking over the Fixed Income Fund in July, 1997.

     She also serves as a member of the Capital Management Group as portfolio manager and Fixed Income Strategist. Experience: 19 years investment experience, specifically seven years as Portfolio Manager for Regions

     Financial Corporation under its predecessor, First Alabama Bank; seven years as a Registered Investment Advisor with The Bronner Group. Education:

     B.S., Finance, University of Tennessee, 1977; M.B.A., Auburn University at

     Montgomery, 1980; Jurisdoctor Law, Jones Law Institute, 1984; and Chartered

     Financial Analyst, 1982. Affiliations: Member, Alabama State Bar, Institute

     of Chartered Financial Analysts, and Association for Investment Management

     and Research.

    John M. Haigler, Birthdate: February 16, 1940



    Vice President and Portfolio Manager



     Responsible for the day-to-day management of Regions Limited Maturity

     Government Fund (July, 1997). Mr. Haigler previously served as portfolio manager of Regions Treasury Money Market Fund (April, 1992-December, 1993)

     and as portfolio manager of Regions Limited Maturity Government Fund

     (December, 1993-January, 1997). He is responsible for management of the

     Trust Division's short-term income funds and for commercial paper and certificates of deposit investments. Mr. Haigler also serves as an active member of the Capital Management Group and as portfolio manager and analyst. Experience: 20 years investment experience, 27 years with Regions

     Bank. Education: B.A., Huntington College, 1963. Affiliations: Member,

     Alabama Society of Financial Analysts and Association of Investment

     Management and Research.







    John E. Steiner, CFA, Birthdate: May 24, 1957

     Vice President and Portfolio Manager



     Responsible for day-to-day management of the Regions Growth Fund and co-manager of the Regions Balanced Fund. Served as portfolio manager of the

     Regions Treasury Money Market Fund from December, 1993 until taking over the Regions Balanced Fund on June 1, 1996. He actively manages employee benefit and personal trust accounts as well as contributes to the formulation of equity and fixed income strategies. Experience: 12 years investment experience, specifically Employee Benefits, Personal Trust, and

     Endowments; 13 years with Regions Bank. Education: B.S., Industrial

     Management, Auburn University, 1981; Chartered Financial Analyst, 1996.

     Affiliations: Member, Chartered Financial Analysts, and the Association for

     Investment Management and Research.





    James L. Savage, CFA, Birthdate: July 7, 1965



     Vice President and Portfolio Manager



     Responsible for the day-to-day management of the Regions Value Fund

     (January, 1996). Also serves as an active member of the Capital Management

     Group as portfolio manager and analyst. Experience: eight years investment analysis and portfolio management. Joined Regions Bank (November, 1995) to bring further expertise to the investment team. Previously had been a trust portfolio manager for a large regional bank in the Southeast which utilized a value style of equity management. Education: B.S., Finance, Auburn

     University, 1987; M.S., Finance, Georgia State University, 1991; Chartered

     Financial Analyst, 1995. Affiliations: Member, Chartered Financial

     Analysts, Member & Board of Directors, Alabama Society of Financial

     Analysts, Association for Investment Management and Research.







    David E. Ross, CFA, Birthdate: May 31, 1964

     Vice President and Portfolio Manager

     Equity Strategist



    Responsible for the formulation of equity strategy, equity research and investment philosophy and processes for the Regions Funds and the Capital

     Management Group. Also serves as an active member of the Capital Management

     Group as portfolio manager and analyst. Experience: eight years investment analysis and portfolio management. Joined Regions Bank (July, 1998) to bring
     further expertise to the investment team. Previously had been the equity strategist and equity fund manager for a large regional trust company and served as a portfolio manager for a large regional bank in the Midwest.

     Education: B.A., Yale University, 1986; M.B.A., Syracuse University, 1989;

     Chartered Financial Analyst, 1996. Affiliations: Member, Chartered

     Financial Analysts, Association for Investment Management and Research.







    Terry K. Albano, Birthdate: October 7, 1963

     Portfolio Manager



     Responsible for the day-to-day management of the Regions Treasury Money

     Market Fund (July, 1996). Also serves as an active member of the Capital

     Management Group as portfolio manager and analyst. Experience: nine years investment analysis and portfolio management including serving as director of cash management for a publicly-held food service company. Education:

     B.S. Finance, University of South Alabama, 1989. Affiliations: Member,

     Alabama Society of Financial Analysts, Association for Investment

     Management and Research.





DISTRIBUTION OF FUND SHARES



Federated Securities Corp. is the distributor for shares of the Funds. It is a

Pennsylvania corporation organized on November 14, 1969, and is the distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.



DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT (INVESTMENT

SHARES ONLY). Under a distribution plan adopted in accordance with Investment Company

Act Rule 12b-1 (the "Distribution Plan"), the Investment Shares of each Fund may pay to the distributor an amount computed at an annual rate of the average daily net asset value of the Fund to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan in the following amounts: Treasury Money Market Fund-- 0.40%; Limited Maturity

Government Fund--0.25%; Fixed Income Fund, Growth Fund, Value Fund and Balanced

Fund--0.30%.



The Funds (other than the Investment Shares of Treasury Money Market Fund) are

presently not accruing or paying any distribution expenses pursuant to the

Distribution Plan.



Federated Securities Corp. may from time to time and for such periods as it deems appropriate, voluntarily reduce its compensation under the Distribution

Plan to the extent the expenses attributable to the Funds exceed such lower expense limitation as the distributor may, by notice to the Trust, voluntarily declare to be effective.



The distributor may select financial institutions such as banks, fiduciaries,

custodians for public funds, investment advisers, and broker/dealers to provide sales and/or administrative support services as agents for their clients or customers who beneficially own Investment Shares class of the Funds.

Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records;

processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding a

Fund; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Funds may reasonably request.

Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.



The Distribution Plan is a compensation-type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest,

carrying, or other financing charges in connection with excess amounts expended,

or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Distribution Plan.



The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the

Trustees will consider appropriate changes in the services.



In addition, the Funds (except Treasury Money Market Fund) have entered into a

Shareholder Services Agreement with Federated Shareholder Services Company, a subsidiary of Federated Investors, under which the Fund may make payments up to

0.25% of the average daily net asset value of Investment Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement,

Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Investment Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Funds and

Federated Shareholder Services.



FUND ADMINISTRATION



ADMINISTRATIVE SERVICES. Federated Administrative Services, Pittsburgh,

Pennsylvania, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services (including certain legal and accounting services) necessary to operate the Funds. Federated Administrative

Services provides these at an annual rate as follows:





      MAXIMUM                   AVERAGE AGGREGATE DAILY

ADMINISTRATIVE FEE              NET ASSETS OF THE TRUST

-------------------       -----------------------------------


       .150%                   on the first $250 million

       .125%                   on the next $250 million

       .100%                   on the next $250 million

       .075%              on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee.

BROKERAGE TRANSACTIONS

--------------------------------------------------------------------------------



When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Funds and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the

Trustees.



EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------



Holders of Shares pay their allocable portion of Trust and Fund expenses.



The Trust expenses for which holders of Shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees;

legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.



The Fund expenses for which holders of Shares pay their allocable portion include, but are not limited to: registering the Fund and Shares of the Fund;

investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.



The only expenses which are allocated specifically to Investment Shares as a class are expenses under the Trust's Shareholder Services Agreement and

Distribution Plan. However, the Trustees reserve the right to allocate certain other expenses to holders of Shares as they deem appropriate ("Class Expenses").

In any case, Class Expenses would be limited to: distribution fees; transfer agent fees as identified by the transfer agent as attributable to holders of a class of Shares; fees paid pursuant to the Trust's Shareholder Services

Agreement; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of a class of Shares;

legal fees relating solely to a class of Shares; and Trustees' fees incurred as a result of issues relating solely to a class of Shares.



NET ASSET VALUE

--------------------------------------------------------------------------------



Treasury Money Market Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value for each class of shares of Treasury Money Market

Fund is determined by adding the interest of that class of shares in the value of all securities and other assets of the Fund, subtracting the interest of that class of shares in the liabilities
of the Fund and those attributable to that class of shares, and dividing the remainder by the total number of that class of shares outstanding. Treasury

Money Market Fund, of course, cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value per share of the other Funds fluctuates, and it is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding. The net asset value for Trust Shares will differ from that of Investment Shares due to the variance in net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.



The net asset value of the Treasury Money Market Fund is determined 12:00 noon and as of the close of trading (normally 4:00 p.m., Eastern time) on the New

York Stock Exchange, Monday through Friday, except on New Year's Day, Martin

Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving Day, and Christmas Day.



The net asset value of the other Funds is determined as of the close of trading

(normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



INVESTING IN THE FUNDS

--------------------------------------------------------------------------------



MINIMUM INVESTMENT REQUIRED



The minimum initial investment in Trust Shares for each of the Funds is $25,000.

Subsequent investments may be made in any amounts. Trust Shares are sold to trust accounts for which Regions Bank or another financial institution acts in a fiduciary or agency capacity. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Trust Shares of the Funds.





The minimum initial investment in Investment Shares for each of the Funds by an investor is $1,000. Subsequent investments in any Fund or class may be in any amounts. The Funds may waive the initial minimum investment from time to time.

For further information, please call Regions Funds at 1-800-433-2829.





Investors may open an IRA account for Investment Shares of any Fund with a minimum initial investment of $500. Officers, directors, employees, and retired employees of Regions Bank, or its affiliates, and their spouses and their dependent children may purchase Investment Shares of any Fund with a minimum initial investment of $500, unless they choose to participate in the systematic investment plan, in which case the minimum initial investment is $100.

WHAT SHARES COST



Trust Shares of all of the Funds are sold at their net asset value next determined after an order is received. There is no sales charge imposed on either class of shares for the Treasury Money Market Fund.



Investment Shares of the other Funds are sold without an initial sales charge,

but are subject to a contingent deferred sales charge of up to 3.00% if redeemed within three full years following the purchase date. Investment Shares of these

Funds provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made.



Investment Shares redeemed within three years of their purchase will be subject to a contingent deferred sales charge. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed Investment

Shares at the time of redemption according to the following schedule:





     YEAR OF            CONTINGENT

    REDEMPTION           DEFERRED

  AFTER PURCHASE       SALES CHARGE

------------------  -------------------


      First                3.00%

      Second               2.00%

      Third                1.00%

      Fourth               0.00%




Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge,

redemptions are deemed to have occurred in the following order: (1) Investment

Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Investment Shares held for more than three full years from the date of purchase; and (3) Investment Shares held for fewer than three years on a first-in, first-out basis.





No contingent deferred sales charge will be imposed on the redemption of

Investment Shares by officers, directors, employees and retired employees of

Regions Bank, or its affiliates, and their spouses and dependent children and by

Regions Management Account customers. Additionally, no contingent deferred sales charge will be imposed upon trust customers redeeming through the Trust departments of Regions Bank, or its affiliates. The Trust departments, however,

may charge fees for services provided, which may be related to the ownership of

Fund shares. This prospectus should, therefore, be read together with any agreement between the Trust customer and the Trust department with regard to services provided and fees charged for these services.





In addition, no contingent deferred sales charge will be imposed on (i) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (ii) Investment

Shares acquired through reinvestment of dividends and capital gains, (iii)

Investment Shares held for more than three years after the end of the calendar month of acquisition, (iv) accounts following the death or disability of any shareholder in the account, (v) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan, (vi) Investment

Shares purchased prior to June 1, 1997, or (vii) involuntary redemptions by the Funds of Investment Shares in shareholder accounts that do not comply with the minimum balance requirements.



DEALER CONCESSIONS. For the redemption of Investment Shares of Funds other than

Treasury Money Market Fund, a dealer may receive up to 100% of the contingent deferred sales charge. A portion of this charge may be advanced to the dealer at the time of purchase. Any portion of the contingent deferred sales charge which is not paid to a dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer. If accepted by the dealer, such additional payments will be predicated upon the amount of Fund shares sold. Such payments may take the form of cash or promotional incentives, such as payment of certain expenses of qualified employees and their spouses to attend informational meetings about a Fund or other special events at recreational facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell significant amounts of shares of a Fund.



OTHER PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor, the Adviser, or their affiliates may offer to pay a fee from their own assets to financial institutions as financial assistance for providing substantial marketing and sales support. The support may include initiating customer accounts, providing sales literature, or participating in sales, education, and training seminars

(including those held at recreational facilities). Such assistance will be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor will be reimbursed by the Adviser or its affiliates and are in addition to any payments made under a Fund's Distribution Plan.



SHARE PURCHASES. Fund shares are sold on days on which both the New York Stock

Exchange and the Federal Reserve Wire System are open for business. Trust customers may purchase shares through the Trust Departments of Regions Bank and its affiliates. Other customers may purchase shares through Regions Investment

Company, Inc. ("RICI"). Texas residents must purchase shares through Federated

Securities Corp. at 1-800-356-2805. In connection with the sale of Fund shares,

the distributor may from time to time offer certain items of nominal value to any shareholder or investor. Each Fund reserves the right to reject any purchase request.



Trust customers may place an order to purchase shares by contacting their local

Trust Administrator or by calling Regions Bank at 1-800-433-2829. Other customers may purchase shares by contacting their local RICI office or telephone

RICI at 1-800-456-3244.



Payment may be made by either check or federal funds or by debiting a customer's account at Regions Bank or its affiliates. With respect to Treasury Money Market

Fund, purchase orders must be received by 11:00 a.m. (Central time) in order to be credited on the same day. Payment is normally required on the same business day. With respect to the other Funds, purchase orders must be received by 3:00

p.m. (Central time) in order to be credited on the same day. For settlement of an order, payment must be received within three business days of receipt of the order.



CONVERSION TO FEDERAL FUNDS



It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services

Company acts as the shareholder's agent in depositing checks and converting them to federal funds.



SYSTEMATIC INVESTMENT PLAN



Holders of Investment Shares of the Funds may arrange for systematic monthly investments in their accounts in amounts of $100 or more. Officers, directors,

employees, and retired employees of Regions Bank, or its affiliates, and their spouses and their dependent children, may arrange for systematic monthly investments in their accounts in amounts of $25 or more. Once proper authorization is given, a shareholder's bank account will be debited to purchase shares in the Fund.



EXCHANGING SECURITIES FOR FUND SHARES



Investors may exchange certain securities or a combination of certain securities and cash for shares of the Funds. Each Fund reserves the right to determine the acceptability of securities to be exchanged. On the day securities are accepted by a Fund, they are valued in the same manner as the Fund values its assets.

Investors wishing to exchange securities should first contact Regions Bank. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $1,000,000.



CONFIRMATIONS AND ACCOUNT STATEMENTS



Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid.

The Funds will not issue share certificates.



DIVIDENDS AND CAPITAL GAINS



With respect to Treasury Money Market Fund, dividends are declared daily and paid monthly. Dividends will be reinvested in additional Fund shares on payment dates unless cash payments are requested by writing to the Fund or RICI, as appropriate. Purchase orders received by 11:00 a.m. (Central time) with share purchase settlements received by Regions Bank before 2:00 p.m. (Central time),

earn dividends that day. Capital gains, if any, could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every twelve months.



With respect to Limited Maturity Government Fund and Fixed Income Fund,

dividends are declared daily and paid monthly. With respect to the other Funds,

dividends are declared and paid quarterly. Dividends are declared just prior to determining net asset value. Capital gains realized by a Fund, if any, will be distributed at least once every twelve months. Dividends and capital gains will be reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value unless cash payments are requested by shareholders by writing to the Fund or Regions Bank, as appropriate.



The amount of dividends payable to holders of Investment Shares will be less than those payable to holders of Trust Shares due to the difference between

Class Expenses borne by each respective class.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------





A shareholder may exchange Shares of one Fund for the same class of Shares of any other Fund in the Regions Funds by calling or by writing to Regions Bank, or

RICI, as appropriate. Texas residents must telephone Federated Securities Corp.

at 1-800-356-2805 to exchange shares. In addition, shareholders of the Trust may have the ability to exchange shares of certain funds distributed by Federated

Securities Corp. For further information, contact Regions Bank. Shares purchased by check are not eligible for exchange until the purchase check has cleared,

which could take up to seven calendar days. The exchange feature applies to shares of each Fund as of the effective offering date of each Fund's shares.

Telephone exchange instructions may be recorded.







Orders to exchange Shares of one Fund for Shares of any of the other Regions

Funds will be executed by redeeming the Shares owned at net asset value and purchasing Shares of any of the other Regions Funds at the offering price determined after the proceeds from such redemption become available. Orders for exchanges received by the Funds prior to 3:00 p.m. (Central time) on any day the

Funds are open for business will be executed as of the close of business that day. Orders for exchanges received after 3:00 p.m. (Central time) on any business day will be executed at the close of the next business day.





Investment Shares of any Fund, including the Treasury Money Market Fund, may be exchanged for Investment Shares of another Fund without the imposition of a contingent deferred sales charge. However, if the shareholder redeems the exchanged-for Shares within three years of the original purchase of exchanged

Shares, a contingent deferred sales charge will be imposed. For purposes of computing the contingent deferred sales charge, the length of time the shareholder has owned Shares will be measured from the date of original purchase and will not be affected by the exchange. However, if Shares of the Treasury

Money Market Fund are exchanged for any other Fund, the time for which the

Treasury Money Market Fund Shares were held will not be added to the time the exchanged-for Shares are held.



If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



An excessive number of exchanges may be disadvantageous to the Trust. Therefore,

the Trust, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the Funds in a year or three in a calendar quarter.



An exchange order must comply with the requirements for a redemption and purchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of each Fund being acquired. An exchange constitutes a sale for federal income tax purposes.



The exchange privilege is only available in states where shares of the Fund being acquired may legally be sold. Before the exchange, a shareholder must receive a prospectus of the Fund for which the exchange is being made.

REDEEMING SHARES

--------------------------------------------------------------------------------



Each Fund redeems shares at net asset value, less any applicable deferred sales charge, next determined after the Fund receives the redemption request.

Redemption requests cannot be executed on days on which the New York Stock

Exchange is closed or on federal holidays when wire transfers are restricted.

Requests for redemption can be made in person, by telephone, or by mail through

RICI.



BY TELEPHONE



Trust customers may redeem shares of a Fund by contacting their Trust

Administrator. Other shareholders may redeem shares by telephoning their local

RICI office. For calls received by Regions Bank before 3:00 p.m. (Central time)

(or 11:00 a.m. (Central time) with respect to Treasury Money Market Fund),

proceeds will normally be wired within five business days to the shareholder's account at Regions Bank or a check will be sent to the address of record. Those shares will not be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be wired more than seven days after a proper request for redemption has been received.



An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Regions Bank. Telephone redemption instructions may be recorded.



In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as a written request to Federated Shareholder

Services Company or Regions Bank, should be considered.



If, at any time, a Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.



If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



BY MAIL



A shareholder may redeem shares by sending a written request to RICI. The written request should include the shareholder's name, the Fund name, the class of shares, the account number, and the share or dollar amount requested.

Shareholders should call RICI for assistance in redeeming by mail.



SIGNATURES.  Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:



     - a trust company or commercial bank whose deposits are insured by BIF,

       which is administered by the FDIC;



     - a member of the New York, American, Boston, Midwest, or Pacific Stock

       Exchange;



     - a savings bank or savings association whose deposits are insured by the

       SAIF, which is administered by the FDIC; or



     - any other "eligible guarantor institution" as defined in the Securities

       Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.



The Funds and the transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the transfer agent reserve the right to amend these standards at any time without notice.



RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within five business days (or one business day with respect to the Treasury Money Market

Fund), but in no event more than seven days, after receipt of a proper written redemption request, provided that the transfer agent has received payment for shares from the shareholder.



CHECKWRITING. Shareholders of Investment Shares of Treasury Money Market Fund

can redeem shares by writing a check in the amount of at least $100.

Shareholders must complete the checkwriting section of the account application or complete a subsequent checkwriting application form which can be obtained from RICI. The Fund will then provide checks. A check presented for an amount in excess of the shareholder's available Fund balance will be returned marked

"insufficient funds." If the check exceeds the value of the shares in your account, your check will be returned and a $10 fee will be deducted from your account. In addition, checks written for less than the $100 minimum will be returned. Checks cannot be used to close a shareholder's account. Checkwriting is not allowed with respect to shares held in IRA accounts.



SYSTEMATIC WITHDRAWAL PLAN



Under a Systematic Withdrawal Plan, with respect to the Investment Shares of the

Funds, accounts having a value of at least $10,000 may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least

$100. Excessive withdrawals may deplete or decrease the value of an account. For this reason, payments under this Systematic Withdrawal Plan should not be considered as yield or income on the shareholder's investment in the Fund. A contingent deferred sales charge may be imposed on Investment Shares of the

Funds, with the exception of Treasury Money Market Fund.



ACCOUNTS WITH LOW BALANCES



Due to the high cost of maintaining accounts with low balances, the Funds may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the applicable required minimum value. This requirement does not apply, however, if the balance falls below the applicable minimum because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed

30 days to purchase additional shares to meet the minimum requirement.



SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------



VOTING RIGHTS



Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of that Fund for vote. All shares of each portfolio in the Trust and of all classes, if applicable, have equal voting rights, except that, in matters affecting only a particular fund or class, only shareholders of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a Fund's operation and for the election of

Trustees under certain circumstances. As of December 24, 1997, HUBCO c/o Regions

Financial Corp. and IFTC, as custodian for Regions Financial Corporation Profit

Sharing Plan, may for certain purposes be deemed to control the Funds because they are owners of record of certain shares of the Funds.



Trustees may be removed by Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.



EFFECT OF BANKING LAWS

--------------------------------------------------------------------------------



The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling a registered,

open-end investment company continuously engaged in the issuance of its shares,

and from issuing, underwriting, selling, or distributing securities in general.

Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer.



Some entities providing services to the Trust are subject to such banking laws and regulations. They believe, based on the advice of counsel, that they may perform those services for the Funds contemplated by any agreement entered into with the Trust without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Trustees would consider alternative means of continuing available services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.



TAX INFORMATION

--------------------------------------------------------------------------------



FEDERAL INCOME TAX



The Funds will pay no federal income tax because each Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.



Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Fund will not be combined for tax purposes with those realized by any of the other

Funds.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions,

received. This applies whether dividends and distributions are received in cash or as additional shares.



Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



PERFORMANCE INFORMATION

--------------------------------------------------------------------------------



From time to time the Funds advertise their total return and yield of each class. Treasury Money Market Fund may also advertise effective yield of each class.



Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



The yield of a Fund (other than Treasury Money Market Fund) is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund or class over a thirty-day period by the maximum offering price per share of the Fund or class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund or class and, therefore, may not correlate to the dividends or other distributions paid to shareholders.



The yield of Trust Shares or Investment Shares of Treasury Money Market Fund

represents the annualized rate of income earned on an investment in that class of shares over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in a class of shares is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



Yields of all of the Funds and effective yields of the Treasury Money Market

Fund will be calculated separately for Investment Shares and Trust Shares.

Expense differences between Investment Shares and Trust Shares may affect the performance of each class. Because Investment Shares are subject to shareholder services and/or Rule 12b-1 fees, the total return and yield for Trust Shares,

for the same period, will exceed that of Investment Shares.



From time to time, advertisements for the Trust Shares and Investment Shares may

refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Trust Shares and Investment

Shares to certain indices.



The performance information described above reflects the effect of the maximum contingent deferred sales charge which, if excluded, would increase the total return and yield.

ADDRESSES

--------------------------------------------------------------------------------







Regions Treasury Money Market Fund

Regions Limited Maturity Government Fund

Regions Fixed Income Fund

Regions Balanced Fund

Regions Value Fund

Regions Growth Fund

                                                                         5800 Corporate Drive

                                                                         Pittsburgh, Pennsylvania 15237-7010

-------------------------------------------------------------------------------------------------------------------

Distributor

                    Federated Securities Corp.                           Federated Investors Tower

                                                                         Pennsylvania Pittsburgh, 15222-3779

-------------------------------------------------------------------------------------------------------------------

Investment Adviser

                    Regions Bank                                         P.O. Box 10247

                    Capital Management Group                             Birmingham, Alabama 35202

-------------------------------------------------------------------------------------------------------------------

Transfer Agent, Dividend Disbursing Agent

  and Portfolio Accounting Services

                    Federated Shareholder Services Company               Federated Investors Tower

                                                                         Pittsburgh, Pennsylvania 15222-3779

-------------------------------------------------------------------------------------------------------------------

Custodian

                    Regions Bank                                         417 North 20th Street

                                                                         Birmingham, Alabama 35203

-------------------------------------------------------------------------------------------------------------------

Independent Auditors

                    Deloitte & Touche LLP                                2500 One PPG Place

                                                                         Pittsburgh, Pennsylvania 15222-5401

-------------------------------------------------------------------------------------------------------------------




    REGIONS FUNDS



Federated Securities Corp., Distributor

Regions Bank, Investment Adviser



------------------------------------------------------------

Cusip 335931887              Cusip 335931879

Cusip 335931101              Cusip 335931861

Cusip 335931804              Cusip 335931853

Cusip 335931309              Cusip 335931846

Cusip 335931705              Cusip 335931838

Cusip 335931606              Cusip 335931507



007576 (7/98)













                                 Regions Funds

                       STATEMENT OF ADDITIONAL INFORMATION








   This Statement of Additional Information relates to the following six portfolios (the "Funds"), of Regions Funds (the "Trust")(formerly, First Priority Funds), each Fund having two classes of shares, Investment Shares and Trust Shares:

      Regions Treasury Money Market Fund

      Regions Limited Maturity Government Fund

      Regions Fixed Income Fund

      Regions Balanced Fund

      Regions Value Fund

      Regions Growth Fund

This Statement of Additional Information should be read with the Prospectus of Regions Funds dated January 31, 1998, revised July 31, 1998 ("Prospectus"). This Statement is not a prospectus itself. To request a copy of the prospectus free of charge, write the Trust or call 1-800-433-2829.

Regions Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010

                        Statement dated January 31, 1998
                             Revised July 31, 1998









[GRAPHIC OMITTED]

        Federated Securities Corp., Distributor

     Cusip 335931606    Cusip 335931887
     Cusip 335931507    Cusip 335931879
     Cusip 335931705    Cusip 335931861
     Cusip 335931309    Cusip 335931853
     Cusip 335931101    Cusip 335931846
     Cusip 335931804    Cusip 335931838
     007580 (7/98)

TABLE OF CONTENTS
--------------------------------------------------------------------------


                                        I

General Information About the Trust    1

Investment Objective and Policies of the Funds                         1
  Warrants                             1
  Collateralized Mortgage Obligations ("CMOs")                         1
  Resets of Interest                   2
  Caps and Floors                      2
  Investment Considerations - Mortgage-Backed
   and Asset-Backed Securities         2
  Repurchase Agreements                2
  Money Market Instruments             3
  When-Issued and Delayed Delivery Transactions                         3
  Futures and Options Transactions     3
  Lending of Portfolio Securities      4
  Restricted Securities                5
  Reverse Repurchase Agreements        5
  Portfolio Turnover                   5
  Investment Limitations               6

   Regions Funds Management        9
  Fund Ownership                      13
  Trustees Compensation               14
  Trustee Liability                   14

Investment Advisory Services          15
  Adviser to the Funds                15
  Advisory Fees                       15

Other Services                        15
  Fund Administration                 15
  Custodian                           15
  Transfer Agent, Dividend Disbursing Agent,
   and Portfolio Accounting Services  16
  Independent Auditors                16

Brokerage Transactions                16



Purchasing Shares                     16
  Distribution and Shareholder Servicing Plans                  16

Exchanging Securities for Fund Shares 17

Determining Net Asset Value           17
  Determining Market Value of Securities18
  Use of the Amortized Cost Method
   (Treasury Money Market Fund only)  18

Exchange Privilege                    19
  Requirements for Exchanging Shares  19
  Making an Exchange                  19

Redeeming Shares                      19
  Redemption in Kind                  19

Massachusetts Partnership Law         20

Tax Status                            20
  The Funds' Tax Status               20
  Shareholders' Tax Status            20

Total Return                          21

Yield                                 21

Effective Yield                       22

Performance Comparisons               22
  Treasury Money Market Fund          23
  Limited Maturity Government Fund    23
  Fixed Income Fund                   24
  Balanced Fund                       24
  Value Fund                          25
  Growth Fund                         25
  Economic and Market Information     26

Financial Statements                  26

Appendix                              27

General Information About the Trust

   The Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 15, 1991. Effective May 15, 1998, the Trust changed its name from "First Priority Funds" to "Regions Funds." As of the date of this Statement, the Trust consists of six separate portfolios of securities (the "Funds") which are as follows: Regions Treasury Money Market Fund ("Treasury Money Market Fund"),; Regions Limited Maturity Government Fund ("Limited Maturity Government Fund"); Regions Fixed Income Fund ("Fixed Income Fund"); Regions Balanced Fund ("Balanced Fund"); Regions Value Fund, (" Value Fund," formerly, Regions Equity Income Fund); and Regions Growth Fund, ("Growth Fund," formerly, Regions Equity Fund). Shares of the Funds are offered in two classes of shares, Trust Shares and Investment Shares (individually and collectively referred to as "Shares" as the context may require). This Combined Statement of Additional Information relates to both classes of the above-mentioned Shares of the Funds. The Funds (other than Treasury Money Market
Fund) did not offer the Trust Shares class until January 1998.

Investment Objective and Policies of the Funds

The Prospectus discusses the objective of each Fund and the policies they employ to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the Prospectus. The Funds' respective investment objectives cannot be changed without approval of shareholders. The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Warrants

Balanced Fund, Value Fund and Growth Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Collateralized Mortgage Obligations ("CMOs")

Limited Maturity Government Fund, Fixed Income Fund, and Balanced Fund may invest in CMOs. The following example illustrates how mortgage cash flows are prioritized in the case of CMOs--most of the CMOs in which several of the Funds invest use the same basic structure:

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four tranches of securities: the first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date and the final tranche (Z bonds) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.

     (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity tranche (or B bonds). This process continues until all of the tranches have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Funds as income, and the principal portion is reinvested.

Resets of Interest

The interest rates paid on the mortgage securities in which several of the Funds invest may be readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors

The underlying mortgages which collateralize the adjustable rate mortgage securities ("ARMS") and CMOs in which several of the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

Investment Considerations - Mortgage-Backed and Asset-Backed Securities

Unlike conventional bonds, mortgage-backed and other asset-backed securities may pay back principal over the life of the security rather than at maturity, and a holder of these securities may receive unscheduled principal payments representing prepayments on the underlying mortgages or other assets. As a consequence, these securities may be a less effective means of "locking in" long-term interest rates than other similar investments (e.g., investments with comparable maturities).

While these securities generally entail less risk of a decline during periods of rapidly rising rates, they may also have less potential for capital appreciation than other similar investments, because as interest rates decline, the likelihood increases that the underlying obligations will be prepaid. Furthermore, if these securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if these securities are purchased at a discount, both a scheduled payment of principal and unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Repurchase Agreements

The Funds require the custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Money Market Instruments

Value Fund and Growth Fund may invest in the following money market instruments:

      o instruments of domestic and foreign banks and savings associations if they have capital, surplus and undivided profits of over $100,000,000 or if the principal amount of the instrument is insured in full by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation; and

      o prime commercial paper (rated "A-1" by Standard & Poor's Ratings Group, "Prime-1" by Moody's Investors Service, or "F-1" by Fitch Investors Service, Inc.).

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Funds. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Funds' records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.

Futures and Options Transactions

The Funds that may engage in futures and options transactions will maintain their positions in securities, options rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

    "MARGIN" IN FUTURES TRANSACTIONS

      Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Funds will mark to market their open futures positions.

      The Funds are also required to deposit and maintain margin when it writes call options on futures contracts.

    PUT OPTIONS ON FUTURES CONTRACTS

      The Funds may purchase listed put options on futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

      Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sales of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the decrease in value of the hedged securities.

      Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

    CALL OPTIONS ON FUTURES CONTRACTS

      In addition to purchasing put options on futures, the Funds may write listed and over-the-counter call options on futures contracts to hedge its portfolio. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase.

      In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can substantially offset the drop in value of a Fund's portfolio securities.

      Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the decrease in value of the hedged securities.

      The Funds will not maintain open positions in futures contracts they have sold or call options they have written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of a Fund's securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

    STOCK INDEX OPTIONS

      Balanced Fund and Value Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market value of the stocks included in the index.

      The effectiveness of purchasing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase of the option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the ability of the Funds' Adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Lending of Portfolio Securities

As a fundamental policy the Funds (with the exception of Treasury Money Market
Fund) may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted Securities

The Funds (with the exception of Treasury Money Market Fund) may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Funds' investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Funds intend to not subject such paper to the limitation applicable to restricted securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Funds believe that the staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:

      o  the frequency of trades and quotes for the security;

      o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

      o  dealer undertakings to make a market in the security; and

      o  the nature of the security and the nature of the marketplace trades.

Reverse Repurchase Agreements

Balanced Fund and Value Fund may also enter into reverse repurchase agreements pursuant to a fundamental policy. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Portfolio Turnover

For the fiscal years ended November 30, 1997 and 1996, the portfolio turnover rates were 40% and 48%, respectively, for Limited Maturity Government Fund; 37% and 52%, respectively, for the Fixed Income Fund; 40% and 56%, respectively, for the Growth Fund; 31% and 58%, respectively, for the Value Fund; and 34% and 41%, respectively, for the Balanced Fund.

Investment Limitations

    SELLING SHORT AND BUYING ON MARGIN

      The Funds will not sell securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered as a purchase of a security on margin.

    ISSUING SENIOR SECURITIES AND BORROWING MONEY

      The Funds will not issue senior securities, except that a Fund may borrow money directly (or with respect to the Balanced Fund and Value Fund, through reverse repurchase agreements) in amounts up to one-third of the value of their respective total assets, including the amounts borrowed (except to the extent that Fixed Income Fund and Growth Fund may enter into futures contracts). The Funds will not borrow money except as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Funds will not purchase any securities while borrowings in excess of 5% of their respective total assets are outstanding.

    PLEDGING ASSETS

      The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. However, the Treasury Money Market Fund, Limited Maturity Government Fund, Fixed Income Fund, and Growth Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% (15% with respect to the Limited Maturity Government Fund) of the value of total assets at the time of the pledge. (For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial future contracts and related options and the segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.)

    DIVERSIFICATION OF INVESTMENTS

      With respect to securities comprising 75% of the value of each Fund's total assets, the Funds will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. In addition, each Fund will not acquire more than 10% of the outstanding voting securities of that issuer. (For purposes of this limitation, the Balanced Fund, Value Fund and Growth Fund consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.)

    UNDERWRITING

      The Funds will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Funds may purchase pursuant to its investment objective, policies, and limitations.

    INVESTING IN REAL ESTATE

      The Funds will not purchase or sell real estate, including limited partnership interests, although the Funds (except for Treasury Money Market Fund) may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

    INVESTING IN COMMODITIES

      The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts (except to the extent that a Fund may engage in transactions involving futures contracts or options on futures contracts and related options with respect to financial instruments, securities, or securities indices).

    LENDING CASH OR SECURITIES

      The Funds will not lend any of their assets, except, that each Fund, other than Treasury Money Market Fund, will lend portfolio securities (limited with respect to Limited Maturity Government Fund, Fixed Income Fund, and Growth Fund to one-third of the value of its respective total assets). This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by each Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

      The Treasury Money Market Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations permitted by its investment objective, policies and limitations, or Declaration of Trust.

    CONCENTRATION OF INVESTMENTS

      A Fund will not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

      Due to the limited focus of its investment objective, this limitation has no applicability to Treasury Money Market Fund.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

    INVESTING IN RESTRICTED SECURITIES

      A Fund will not invest more than 10% of the value of its respective total assets in securities subject to restrictions on resale under federal securities laws, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees (except Treasury Money Market Fund, which will make no such investments).

    INVESTING IN ILLIQUID SECURITIES

      A Fund will not invest more than 15% (10% with respect to Treasury Money Market Fund and Growth Fund) of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain securities not determined under guidelines established by the Trustees to be liquid.

    INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

      A Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its respective total assets in any one investment company, or invest more than 10% of its respective total assets in investment companies in general, unless permitted to exceed these limitations by order of the SEC. Treasury Money Market Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets; nor are they applicable with respect to securities of investment companies that have been exempted from registration under the Investment Company Act of 1940.

    PURCHASING SECURITIES TO EXERCISE CONTROL

      The Funds will not purchase securities of a company for the purpose of exercising control or management.

    INVESTING IN WARRANTS

      Balanced Fund, Value Fund, and Growth Fund will not invest more than 5% of the value of their respective net assets in warrants. (For purposes of this limitation, warrants will be valued at the lower of cost or market value, except that warrants acquired by a Fund in units or attached to securities may be deemed to be without value.) Treasury Money Market Fund will not invest in warrants.

    INVESTING IN PUT OPTIONS

      A Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's respective total assets would be invested in premiums on put option positions.

    WRITING COVERED CALL OPTIONS

      A Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

    ARBITRAGE TRANSACTIONS

      The Funds will not enter into transactions for the purpose of engaging in arbitrage.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds have no present intent to borrow money, pledge securities or, (1) with respect to Balanced Fund and Value Fund, invest in reverse repurchase agreements; (2) with respect to Limited Maturity Government Fund, invest in credit card receivables; and (3) with respect to Fixed Income Fund and Growth Fund, invest in restricted or illiquid securities, all in excess of 5% of the value of each Fund's respective net assets in the coming fiscal year. In addition, Treasury Money Market Fund has no present intention to invest in closed-end investment companies in the coming fiscal year.

For purposes of their policies and limitations, the Funds consider instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

The Funds do not consider the issuance of separate classes of shares or entering into futures contracts to constitute an issue of "senior securities" within the meaning of the investment limitations set forth above.

The Funds will, as relevant, (1) limit the aggregate value of the assets underlying covered call options or put options written by a Fund to not more than 25% of its net assets; (2) will limit the premiums paid for options purchased by a Fund to 20% of its net assets; and (3) will limit the margin deposits on futures contracts entered into by a Fund to 5% of its net assets. These restrictions may be revised without shareholder notification.

   Regions Funds Management

Officers and Trustees are listed with their addresses, birthdates, present positions with Regions Funds, and principal occupations.



John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

        Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.



Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.



John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.



   Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA
Birthdate: September 3, 1939

Trustee

Formerly, Partner, Anderson Worldwide SC; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

   Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera; Director or Trustee of the Funds.



   James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

        Attorney-at-law; Director, The Emerging Germany Fund, Inc.; formerly, President, Boston Stock Exchange, Inc.; Regional Administrator, United States Securities and Exchange Commission; Director or Trustee of the Funds.



Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

   Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America; Director or Trustee of the Funds.



   Edward L. Flaherty, Jr., Esq.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

        Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty; Director or Trustee of the Funds.

Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

President, Treasurer and Trustee

   Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.



Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

   Formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation; Director or Trustee of the Funds.



John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

   President, Law Professor, Duquesne University; Consulting Partner, Mollica and Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law; Director or Trustee of the Funds.



Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

   President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy; Director or Trustee of the
Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

   Public relations/Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner; Director or Trustee of the Funds.



J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

        President and Director, Federated Investors, Inc; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President and Secretary

        Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.



Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

        Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

Charles L. Davis, Jr.
Federated Investors Tower
Pittsburgh, PA
Birthdate: March 23, 1960

Vice President and Assistant Treasurer

Vice President and Assistant Treasurer of some of the Funds.



      * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

      @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

        As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Regions Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.
- 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; and World Investment Series, Inc.

Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding shares.

The following list indicates the beneficial ownership of shareholders who are the beneficial owners of more than 5% of the outstanding shares of the following portfolios as of December 24, 1997: HUBCO, c/o Regions Financial Corp., Birmingham, Alabama owned approximately 132,608,769 Trust Shares (82.96%) of the Treasury Money Market Fund; approximately 4,855,677 Shares (61.20%) of Limited Maturity Government Fund; approximately 16,750,197 Shares (93.21%) of Fixed Income Fund; approximately 572,256 Shares (9.48%) of the Balanced Fund; approximately 8,216,230 Shares (86.24%) of Value Fund; and approximately 11,962,694 Shares (73.91%) of Growth Fund. IFTC, as custodian for Regions Financial Corporation Profit Sharing Plan, Kansas City, Missouri, owned approximately 23,136,155 Trust Shares (14.47%) of Treasury Money Market Fund; approximately 2,726,679 Shares (34.36%) of Limited Maturity Government Fund; approximately 5,208,968 Shares (86.33%) of Balanced Fund; approximately 999,579 Shares (10.49%) of Value Fund; and approximately 3,037,665 Shares (18.77%) of Growth Fund. SMA Inc. Insurance, Birmingham, Alabama, owned approximately 4,504,726 Investment Shares (8.37%) and Midtown Restaurant Corporation, Mobile, Alabama, owned approximately 5,023,064 Investment Shares (9.34%) of Treasury Money Market Fund.

Trustees Compensation


                       AGGREGATE
NAME ,               COMPENSATION
POSITION WITH            FROM
TRUST                   TRUST*#

John F. Donahue            $0
Chairman and Trustee

Thomas G. Bigley           $1,596
Trustee

John T. Conroy, Jr.        $1,755
Trustee

William J. Copeland        $1,755
Trustee

James E. Dowd              $1,755
Trustee

Lawrence D. Ellis, M.D.    $1,596
Trustee

Edward L. Flaherty, Jr.    $1,755
Trustee

Edward C. Gonzales         $0
President, Treasurer and Trustee
Peter E. Madden            $1,596
Trustee

John E. Murray, Jr.,       $1,596
Trustee

Wesley W. Posvar           $1,596
Trustee

Marjorie P. Smuts          $1,596
Trustee



     *Information is furnished for the fiscal year ended November 30, 1997.

     #The aggregate compensation is provided for the Trust which is comprised of 6 portfolios.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services

Adviser to the Funds

   The Funds' investment adviser is the Capital Management Group, a unit of the Trust Division of Regions Bank (the "Adviser"), which is a wholly-owned subsidiary of Regions Financial Corp. Because of internal controls maintained by Regions Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Regions Bank or its affiliates' lending relationships with an issuer.

The Adviser shall not be liable to the Trust, the Funds or any shareholder of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, the Adviser receives an annual investment advisory fee from each Fund as described in the Prospectus. For the fiscal years ended November 30, 1997, 1996 and 1995, the Adviser earned fees from Treasury Money Market Fund of $923,323, $735,258 and $644,330, respectively, of which $461,662,
$427,681 and $644,330, were waived. For the fiscal years ended November 30, 1997, 1996 and 1995, the Adviser earned fees from Limited Maturity Government Fund of $554,567, $448,104 and $406,281, respectively, of which $0 $48,135 and
$282,157, were waived. For the fiscal years ended November 30, 1997, 1996 and 1995, the Adviser earned fees from Fixed Income Fund of $1,272,862, $1,135,766 and $1,167,748, respectively, of which $0, $0 and $63,017, were waived. For the fiscal years ended November 30, 1997, 1996 and for the period from December 19, 1994 (date of initial public investment) to November 30, 1995, the Adviser earned fees from Balanced Fund of $576,963, $436,997 and $349,457, respectively, of which $0, $48,034 and $242,832, were waived. For the fiscal years ended November 30, 1997, 1996 and for the period from December 19, 1994 (date of initial public investment) to November 30, 1995, the Adviser earned fees from Value Fund of $875,092, $528,160 and $261,156, respectively, of which $0, $42,523 and $180,915 were waived. For the fiscal years ended November 30, 1997, 1996 and 1995, the Adviser earned fees from Growth Fund of $1,925,571, $1,242,921 and $1,151,393, respectively, of which $0, $12,959 and $129,440, were waived.

Other Services

Fund Administration

Federated Administrative Services ("FAS"), a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the Prospectus. For the fiscal years ended November 30, 1997, 1996 and 1995, FAS earned fees from Treasury Money Market Fund of $218,861, $190,715 and $171,752, respectively. For the fiscal years ended November 30, 1997, 1996 and 1995, FAS earned fees from Limited Maturity Government Fund of $94,304, $83,044 and $77,297, respectively. For the fiscal years ended November 30, 1997, 1996 and 1995, FAS earned fees from Fixed Income Fund of $201,589, $196,480 and $207,570, respectively. During the fiscal years ended November 30, 1997, 1996, and for the period from December 19, 1994 (date of initial public investment) to November 30, 1995, FAS earned fees from Balanced Fund of $85,552, $70,893 and $58,065, respectively and from Value Fund of $129,340, $85,580 and $50,126, respectively. For the fiscal years ended November 30, 1997, 1996 and 1995, FAS earned fees from Growth Fund of $285,419, $201,629 and $191,841, respectively.

Custodian

Regions Bank, Birmingham, Alabama, is custodian for the securities and cash of the Funds. Under the custodian agreement, Regions Bank holds the each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Regions Bank's fees for custody services are based upon the market value of Fund securities held in custody plus certain securities transaction charges.

Transfer Agent, Dividend Disbursing Agent, and Portfolio Accounting Services

Federated Shareholder Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Services Company, is transfer agent and dividend disbursing agent for the Funds. It also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

Independent Auditors

The independent auditors for the Trust are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.

Brokerage Transactions

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1997, 1996, and for the period from December 19, 1994 (date of initial public investment) to November 30, 1995, Balanced Fund paid total brokerage commissions of $45,727, $38,576 and $57,569, respectively and Value Fund paid total brokerage commissions of $178,390, $135,984 and $65,627, respectively. For the fiscal years ended November 30, 1997, 1996, and 1995, the Growth Fund paid total brokerage commissions of $382,723, $269,887 and $442,047, respectively.

Although investment decisions for a Fund are made independently from those of the other accounts managed by the Adviser, investments of the type a Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Purchasing Shares

Shares of the Funds are sold at their net asset value and redeemed at net asset value less any applicable contingent deferred sales charge on days on which the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the Prospectus under "Investing in the Funds." As used in the Prospectus, the term "dependent children" means all children under the age of 19 and full-time students under the age of 23.

Distribution Plan and Shareholder Services Agreement (Investment Shares Only)

With respect to the Investment Shares of the Funds, the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Distribution Plan") which was promulgated by the SEC under the Investment Company Act of 1940. In addition, the Funds have entered into a Shareholder Services Agreement with Federated Shareholder Services on behalf of Investment Shares of the Funds. The Distribution Plan provides for the payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of Investment Shares. Such activities may include the advertising and marketing of Fund shares; preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers or administrators; and implementing and operating the Distribution Plan. Pursuant to the Distribution Plan, the distributor may pay fees to brokers for distribution and administrative services and to administrators for administrative services as to Fund shares. Pursuant to the Shareholder Services Agreement,

Federated Shareholder Services Company may pay financial institutions to provide services to holders of Investment Shares. The services provided under both arrangements are made by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

The Trustees expect that the adoption of the Distribution Plan will result in the sale of a sufficient number of Fund shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Funds in seeking to achieve their respective investment objectives.

Other benefits which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholders assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal years ended November 30, 1997 and 1996, brokers and administrators received fees in the amount of $187,392 and $163,095, respectively, with respect to Investment Shares of Treasury Money Market Fund.

Exchanging Securities for Fund Shares

With respect to Limited Maturity Government Fund, Value Fund, and Balanced Fund, any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Regions Bank. The Fund will notify the investor of its acceptances and valuation of the securities within five business days of their receipt by Federated Shareholder Services Company. Securities will be acquired for investment and not for resale.

The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to exchange will be considered in valuing the securities. All interest, dividends, subscriptions, conversion, or other rights attached to the securities become the property of the Fund, along with the securities.

    TAX CONSEQUENCES

      Exercise of this exchange privilege is currently treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.

Determining Net Asset Value

Treasury Money Market Fund attempts to stabilize the value of a share at $1.00. Net asset value generally changes each day with respect to the other Funds. The days on which the net asset value is calculated by the Funds are described in the Prospectus.

Determining Market Value of Securities

With the exception of Treasury Money Market Fund, market or fair values of each Fund's portfolio securities are determined as follows:

      o for equity securities, according to the last sale price on a national securities exchange, if applicable;

      o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

      o  for unlisted equity securities, latest bid prices;

      o for bonds and other fixed income securities, as determined by an independent pricing service;

      o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

      o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

A Fund will value futures contracts and options at their market values established by the exchanges at the close of options trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary.

Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

Use of the Amortized Cost Method (Treasury Money Market Fund only)

With respect to Treasury Money Market Fund, the Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the SEC under the Investment Company Act of 1940. Under that Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days notice, or (2) at specified intervals not exceeding one year, on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument, plus accrued interest at the time of exercise.

    MONITORING  PROCEDURES

      The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.50% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

    INVESTMENT  RESTRICTIONS

      The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in the Rule. If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with Rule 2a-7. The Rule also requires the Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than thirteen months can be purchased by the Fund.

      Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Treasury Money Market Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of Treasury Money Market Fund, computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of Treasury Money Market Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based up market prices and estimates.

Exchange Privilege

Requirements for Exchanging Shares

Shareholders using the exchange privilege must exchange shares having a net asset value of at least the minimum initial investment requirements of each Fund as set forth in the Prospectus. Before the exchange, the shareholder must receive a copy of the Prospectus.

This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in the same class of Shares of the other fund.

Further information on the exchange privilege and the Prospectus may be obtained by calling Regions Bank.

Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

Redeeming Shares

The Funds redeem shares at the next computed net asset value after receiving the redemption request. Redemption procedures are explained in the respective prospectus under "Redeeming Shares." Shareholder redemptions for Investment Shares of the Funds may be subject to a contingent deferred sales charge.

Redemption in Kind

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio.

Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status

The Funds' Tax Status

The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

      o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

      o  invest in securities within certain statutory limits; and

      o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to a Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

    CAPITAL GAINS

      Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

      With respect to Treasury Money Market Fund, capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them once every twelve months.

Total Return

The average annual total return for each class of shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the maximum offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000 adjusted over the period by any additional Shares, assuming the quarterly or monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Investment Shares redeemed.

The average annual total returns for Investment Shares and Trust Shares of Treasury Money Market Fund for the one-year period ended November 30, 1997 were 4.39% and 4.81%, respectively. During the period from April 14, 1992 (date of initial public investment) to November 30, 1997, the average total returns were 3.76% and 4.17%, respectively.

The average annual total returns for Investment Shares of Limited Maturity Government Fund for the one-year period ended November 30, 1997 and the period from December 12, 1993 (date of initial public investment) to November 30 ,1997 were 1.66% and 4.86%, respectively.

The average annual total returns for Investment Shares of Fixed Income Fund for the one-year period ended November 30, 1997 and the period from April 20, 1992 (date of initial public investment) to November 30, 1997 were 2.84% and 6.86%, respectively.

   The average annual total returns for Investment Shares of Balanced Fund for the one-year period ended November 30, 1997 and the period from December 19, 1994 (date of initial public investment) to November 30, 1997 were 13.14% and 16.73%, respectively.

The average annual total returns for Investment Shares of Value Fund for the one-year period ended November 30, 1997 and the period from December 19, 1994 (date of initial public investment) to November 30, 1997 were 20.85% and 23.48%, respectively.

The average annual total returns for Investment Shares of Growth Fund for the one-year period ended November 30, 1997 and the period from April 20, 1992 (date of initial public investment) to November 30, 1997 were 19.19% and 14.65%, respectively.

The Funds (other than Treasury Money Market Fund) did not offer the Trust Shares class until January 1998.

Yield

The yield for each class of shares of the Funds (other than shares of Treasury Money Market Fund) is determined by dividing the net investment income per share (as defined by the SEC) earned by any class of shares over a thirty-day period by the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by any class of shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of shares of the Fund, the performance will be reduced for shareholders paying those fees.

The yield for the 30-day period ended November 30, 1997 for Investment Shares was: 4.89% for Limited Maturity Government Fund; 5.79% for Fixed Income Fund; 2.70% for Balanced Fund; 1.41% for Value Fund; and 0.35% for Growth Fund.

The Funds (other than Treasury Money Market Fund) did not offer the Trust Shares class until January 1998.

Treasury Money Market Fund calculates yield for Investment Shares and Trust Shares daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by the following:

      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share, and all dividends declared on the original and any purchased shares;

      o dividing the net change in the account's value by the value of the account at the beginning of the base period return; and

      o  multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of shares, the performance will be reduced for those shareholders paying those fees.

The yields for Investment Shares and Trust Shares of Treasury Money Market Fund for the seven-day period ended November 30, 1997 were 4.28% and 4.68%, respectively.

Effective Yield

Treasury Money Market Fund's effective yield for both classes of shares is computed by compounding the unannualized base period return by:

      o  adding 1 to the base period return;

      o  raising the sum to the 365/7th power; and

      o  subtracting 1 from the result.

The effective yield for Investment Shares and Trust Shares of Treasury Money Market Fund for the seven-day period ended November 30, 1997 were 4.38% and 4.79%, respectively.

Performance Comparisons

The performance of each class of shares depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates and market value of portfolio securities;

      o  changes in a Fund's or class of share's expenses; and

      o various other factors, including the relative amount of Fund cash flow.

With respect to Funds other than Treasury Money Market Fund, either class of Shares' performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, a Fund will quote its Lipper ranking in the appropriate category in advertising and sales literature.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUA FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Treasury Money Market Fund:

      o Salomon 30-Day Treasury Bill Index is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

      o Lehman Brothers Treasury Bond Index comprised entirely of U.S. Treasury obligations. Flower bonds and foreign issues are excluded.

      o IBC/Donohue's Money Fund Report publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly reinvestment of dividends over a specified period of time.

Limited Maturity Government Fund:

      o Merrill Lynch 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

      o Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt with maturities between 1 and 4.99 years. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).

      o Merrill Lynch 1-10 Year Government Index is an unmanaged index comprised of U.S. government securities with maturities between 1 and 10 years. Index returns are calculated as total returns for periods of one, six and twelve months, as well as year-to-date. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

      o Lehman Brothers Intermediate Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

      o Merrill Lynch 2-Year Treasury Curve Index is comprised of the most recently issued 2-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

      o 2-Year Treasury Note-Source: Wall Street Journal, Bloomberg Financial Markets, and Telerate.

         Investors may use such a reporting service or indices in addition to the Fund's prospectus to obtain a more complete view of the Fund's performance before investing.

Fixed Income Fund:

      o Lehman Brothers Government/Corporate Total Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of maturity of nine years. It calculates total return for one month, three month, twelve month, and ten year periods, and year-to-date.

      o Merrill Lynch Government/Corporate Index is comprised of approximately 4,800 issues which include publicly placed, nonconvertible coupon-bearing domestic debt carrying a term to maturity of at least one year, with par amounts outstanding at no less than $10 million at the start and close of the performance measurement period, and which must be rated by S&P or Moody's as investment grade issues (i.e., BBB/Baa or better).

      o Merrill Lynch 1-10 Year Government Index is an unmanaged index comprised of U.S. Government securities with maturities between 1 and 10 years. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

      o Lehman Brothers Government (LT) Index, for example, is an index composed of bonds issued by the U.S. government or its agencies which have at least $1 million outstanding in principal and which have maturities of ten years or longer. Index figures are total return figures calculated monthly.

Balanced Fund:

      o Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's Index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

      o Lehman Brothers Government/Corporate Total Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, nonconvertible domestic bonds of companies in industry, public utilities, and finance. Tracked by Lehman Brothers, the index has an average maturity of nine years. It calculates total return for one-month, three-month, twelve-month, and ten-year periods, and year-to-date.

      o S&P 500/Lehman Brothers Government/Corporate (Weighted Index) and the S&P 500/Lehman Government (Weighted Index) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon the Fund's current asset allocation.

      o Merrill Lynch 1-10 Year Government Index is an unmanaged index comprised of U.S. government securities with maturities between 1 and 10 years. Index returns are calculated as total returns for periods of one, six and twelve months, as well as year-to-date. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Value Fund:

      o Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's Index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

      o S&P/Barra Value Index is a sub-index of the S&P 500 composite index of common stocks. The index represents approximately fifty percent of the S&P 500 market capitalization and is comprised of those companies with lower price-to-book ratios. The index is maintained by Standard & Poor's in conjunction with Barra, an investment technology firm.

Growth Fund:

      o Dow Jones Industrial Average ("DJIA") is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

      o Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

      o S&P/BARRA Growth Index is a sub-index of the S&P 500 composite index of common stocks. The index represents approximately fifty percent of the S&P 500 market capitalization and is comprised of those companies with higher price-to-book ratio (one distinction associated with "growth stocks"). The index is maintained by Standard and Poor's in conjunction with BARRA, an investment technology firm.

         Investors may also consult the fund evaluation consulting universes listed below. Consulting universes may be composed of pension, profit shares, commingled, endowment/foundation, and mutual funds.

      o Fiduciary Consulting Grid Universe, for example, is composed of over 1,000 funds, representing 350 different investment managers, divided into subcategories based on asset mix. The funds are ranked quarterly based on performance and risk characteristics.

      o SEI data base for equity funds includes approximately 900 funds, representing 361 money managers, divided into fund types based on investor groups and asset mix. The funds are ranked every three, six, and twelve months.

      o Mercer Meidingler, Inc. complies a universe of approximately 600 equity funds, representing about 500 investment managers, and updates their rankings each calendar quarter as well as on a one, three, and five year basis.

      o Callan Associates, Inc. maintains a detailed database of approximately 1900 equity mutual funds, representing about 500 investment managers, and divides them into style groups based on asset mix and fund objectives. The funds are ranked quarterly based in performance and risk characteristics.

Advertisements and other sales literature for a Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in either class of shares based on quarterly reinvestment of dividends over a specified period of time. Advertisements for Investment Shares may quote performance information which does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

Economic and Market Information

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

Financial Statements
The financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference to the Annual Report of the Trust dated November 30, 1997 (File No. 811-6511) . A copy of the Trust's Annual Report may be obtained without charge by contacting the Trust.

Appendix

Standard and Poor's Ratings Group Corporate Bond Ratings

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-):--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc., Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Not rated by Moody's.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

NR--NR indicates that Fitch does not rate the specific issue.

Standard and Poor's Ratings Group Commercial Paper Ratings

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Services, Inc., Commercial Paper Ratings

P-1--Issuers rated PRIME-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated PRIME-2 (for related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Service, Inc., Short-Term Ratings

F-1+--(Exceptionally Strong Credit Quality). Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--(Very Strong Credit Quality). Issues assigned to this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--(Good Credit Quality). Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the F-1+ and F-1 categories.